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                      AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of March 31, 1999

                                  by and among

                          GOLF TRUST OF AMERICA, L.P.,
                                  as Borrower,

                  the Guarantors referred to in this Agreement,

                   the Lenders referred to in this Agreement,

                                NATIONSBANK, N.A.
                            as Administrative Agent,

                     NATIONSBANC MONTGOMERY SECURITIES LLC,
                      Sole Lead Arranger and Book Manager,

                                       and

                           FIRST UNION NATIONAL BANK,
                              As Syndication Agent

                                       and

                                BANKBOSTON, N.A.,
                             As Documentation Agent


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



                             TABLE OF CONTENTS

ARTICLE I  DEFINITIONS.......................................................1

SECTION 1.1   Definitions....................................................1
SECTION 1.2   General.......................................................18
SECTION 1.3   Other Definitions and Provisions..............................18

ARTICLE II  REVOLVING CREDIT FACILITY.......................................18

SECTION 2.1   Loans.........................................................18
SECTION 2.2   Procedure for Advances of Loans...............................19
SECTION 2.3   Repayment of Loans............................................19
SECTION 2.4   Notes.........................................................20
SECTION 2.5   Termination of Credit Facility................................20
SECTION 2.6   Increases in Credit Facility..................................20
SECTION 2.7   Use of Proceeds...............................................21

ARTICLE IIA  LETTER OF CREDIT FACILITY......................................21

SECTION 2A.1  Commitment....................................................21
SECTION 2A.2  Procedure for Issuance of Letters of Credit...................22
SECTION 2A.3  Commissions and Other Charges.................................22
SECTION 2A.4  L/C Participations............................................23
SECTION 2A.5  Reimbursement Obligation of the Borrower......................24
SECTION 2A.6  Obligations Absolute..........................................24
SECTION 2A.7  Effect of Application.........................................25

ARTICLE III  GENERAL LOAN PROVISIONS........................................25

SECTION 3.1   Interest......................................................25
SECTION 3.2   Notice and Manner of Conversion or Continuation of Loans......27
SECTION 3.3   Fees..........................................................28
SECTION 3.4   Payment.......................................................28
SECTION 3.5   Right of Set-off; Adjustments.................................29
SECTION 3.6   Nature of Obligations of Lenders Regarding Extensions of
              Credit; Assumption by the Administrative Agent................30
SECTION 3.7   Indemnity.....................................................30
SECTION 3.8   Increased Cost and Reduced Return.............................31
SECTION 3.9   Limitation on Types of Loans..................................32
SECTION 3.10  Illegality....................................................32
SECTION 3.11  Treatment of Affected Loans...................................32
SECTION 3.12  Compensation..................................................33
SECTION 3.13  Taxes.........................................................33
SECTION 3.14  REIT Status...................................................35
SECTION 3.15  Senior Debt...................................................33


                                       i



ARTICLE IV  GUARANTY........................................................35

SECTION 4.1   Guaranty of Obligations of the Guarantors.....................35
SECTION 4.2   Nature of Guaranty............................................36
SECTION 4.3   Demand by the Administrative Agent............................37
SECTION 4.4   Waivers.......................................................37
SECTION 4.5   Benefits of Guaranty..........................................37
SECTION 4.6   Modification of Loan Documents etc............................37
SECTION 4.7   Reinstatement.................................................38
SECTION 4.8   Waiver of Subrogation and Contribution........................39
SECTION 4.9   Remedies......................................................39
SECTION 4.10  Limit of Liability............................................39

ARTICLE V  CLOSING; CONDITIONS OF CLOSING AND BORROWING.....................39

SECTION 5.1   Closing.......................................................39
SECTION 5.2   Conditions to Closing and Initial Loan........................39
SECTION 5.3   Conditions to All Loans.......................................42

ARTICLE VI  REPRESENTATIONS AND WARRANTIES..................................43

SECTION 6.1   Representations and Warranties................................43
SECTION 6.2   Survival of Representations and Warranties, Etc...............50

ARTICLE VII  FINANCIAL INFORMATION AND NOTICES..............................50

SECTION 7.1   Financial Statements..........................................51
SECTION 7.2   Officer's Compliance Certificate..............................51
SECTION 7.3   Accountants'Certificate.......................................51
SECTION 7.4   Other Reports.................................................52
SECTION 7.5   Notice of Litigation and Other Matters........................52
SECTION 7.6   Accuracy of Information.......................................53

ARTICLE VIII  AFFIRMATIVE COVENANTS.........................................53

SECTION 8.1   Preservation of Existence and Related Matters.................53
SECTION 8.2   Maintenance of Property.......................................54
SECTION 8.3   Insurance.....................................................54
SECTION 8.4   Accounting Methods and Financial Records......................54
SECTION 8.5   Payment and Performance of Obligations........................54
SECTION 8.6   Compliance With Laws and Approvals............................54
SECTION 8.7   Environmental Laws............................................55
SECTION 8.8   Compliance with ERISA.........................................55
SECTION 8.9   Compliance With Agreements....................................55
SECTION 8.10  Unencumbered Pool.............................................56
SECTION 8.11  Visits and Inspections........................................58
SECTION 8.12  Subsidiaries..................................................58
SECTION 8.13  Further Assurances............................................58
SECTION 8.14  Line of Business..............................................58


                                       ii



SECTION 8.15  Participating Leases..........................................58
SECTION 8.16  Year 2000 Compliance..........................................58

ARTICLE IX  FINANCIAL COVENANTS.............................................59

SECTION 9.1   Minimum Tangible Net Worth....................................59
SECTION 9.2   Liabilities to Assets Ratio...................................59
SECTION 9.3   Interest Coverage Ratio.......................................59
SECTION 9.4   Debt Service Coverage Ratio...................................59
SECTION 9.5   Fixed Charge Coverage Ratio...................................59

ARTICLE X  NEGATIVE COVENANTS...............................................60

SECTION 10.1  Limitations on Debt...........................................60
SECTION 10.2  Limitations on Contingent Obligations.........................60
SECTION 10.3  Limitations on Liens..........................................60
SECTION 10.4  Limitations on Loans, Advances, Investments and Acquisitions..61
SECTION 10.5  Limitations on Mergers and Liquidation........................62
SECTION 10.6  Limitations on Sale of Assets.................................62
SECTION 10.7  Limitations on Dividends and Distributions....................62
SECTION 10.8  Transactions with Affiliates..................................63
SECTION 10.9  Certain Accounting Changes....................................63
SECTION 10.10 Restrictions on Prepayments...................................63
SECTION 10.11 Limitations on Improvements...................................63
SECTION 10.12 Restrictive Agreements........................................63
SECTION 10.13 Amendments....................................................63

ARTICLE XI  DEFAULT AND REMEDIES............................................64

SECTION 11.1  Events of Default.............................................64
SECTION 11.2  Remedies......................................................66
SECTION 11.3  Rights and Remedies Cumulative; Non-Waiver; etc...............67

ARTICLE XII  THE ADMINISTRATIVE AGENT.......................................68

SECTION 12.1  Appointment, Powers, and Immunities...........................68
SECTION 12.2  Reliance by Agent.............................................68
SECTION 12.3  Defaults......................................................69
SECTION 12.4  Rights as Lender..............................................69
SECTION 12.5  Indemnification...............................................69
SECTION 12.6  Non-Reliance on Agent and Other Lenders.......................70
SECTION 12.7  Resignation; Removal of Agent; Successor Agents...............70
SECTION 12.8  Documentation Agent and Syndication Agent.....................71

ARTICLE XIII  MISCELLANEOUS.................................................71

SECTION 13.1  Notices.......................................................71
SECTION 13.2  Expenses; Indemnification.....................................72
SECTION 13.3  Set-off.......................................................73


                                      iii



SECTION 13.4  Governing Law.................................................74
SECTION 13.5  Consent to Jurisdiction.......................................74
SECTION 13.6  Waiver of Jury Trial..........................................74
SECTION 13.7  Reversal of Payments..........................................74
SECTION 13.8  Injunctive Relief; Punitive Damages...........................75
SECTION 13.9  Accounting Matters............................................75
SECTION 13.10 Assignments and Participations................................75
SECTION 13.11 Amendments and Waivers........................................77
SECTION 13.12 Performance of Duties.........................................78
SECTION 13.13 All Powers Coupled with Interest..............................78
SECTION 13.14 Survival of Indemnities.......................................78
SECTION 13.15 Titles and Captions...........................................78
SECTION 13.16 Severability of Provisions....................................78
SECTION 13.17 Counterparts..................................................78
SECTION 13.18 Term of Agreement.............................................79

                                   EXHIBITS

A       -  Form of Revolving Credit Note

B       -  Form of Notice of Borrowing

C       -  Form of Notice of Repayment

D       -  Form of Notice of Conversion/Continuation

E       -  Form of Officer's Compliance Certificate

F       -  Form of Assignment and Acceptance

G       -  Form of Guaranty Supplement

H       -  Form of Pool Valuation Certificate

I       -  Form of "K-1" Report

J-1     -  Form of New Lender Supplement

J-2     -  Form of Commitment Increase Supplement

K       -  Form of Lessor's Estoppel Agreement

                                 SCHEDULES

1       -  Lenders and Commitments

6.1(a)  -  Jurisdictions

6.1(b)  -  Subsidiaries; Capitalization

6.1(h)  -  Employee Benefit Plans

6.1(l)  -  Material Contracts

6.1(q)  -  Liens

6.1(r)  -  Debt and Contingent Obligations

6.1(s)  -  Litigation

8.10(b) -  Unencumbered  Pool (List of Properties  and Property Value
                  of Each)

                      AMENDED AND RESTATED CREDIT AGREEMENT

      AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 31st day of March, 1999, by and among (i) GOLF TRUST OF AMERICA, L.P., a limited partnership formed under the laws of Delaware (the "Borrower"), (ii) the Guarantors who are or may become a party to this Agreement, (iii) the Lenders who are or may become a party to this Agreement, (iv) NATIONSBANK, N.A. ("NationsBank"), as Administrative Agent for the Lenders, (v) FIRST UNION NATIONAL BANK, as Syndication Agent and (vi) BANKBOSTON, N.A., as Documentation Agent.


                              STATEMENT OF PURPOSE

      Pursuant to a Credit Agreement, dated as of February 27, 1998 (as amended and restated, the "Original Credit Agreement"), among the Borrower, the Guarantors, the Lenders party thereto (collectively, the "Original Lenders") and NationsBank, as Administrative Agent and Bank of America National Trust and Savings Association ("BofA"), as Documentation Agent, the Original Lenders extended certain credit facilities to the Borrower.

      The Guarantors and the Borrower have requested, and the Lenders have agreed, to amend and restate the provisions of the Original Credit Agreement on the terms and conditions of this Agreement. All extensions of credit to the Borrower will inure to the benefit of the Guarantors, directly or indirectly.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 DEFINITIONS. The following terms when used in this Agreement shall have the meanings assigned to them below:

      "ADJUSTED EURODOLLAR RATE" means, with respect to any Eurodollar Loan, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) mathematically determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) 1 MINUS the Reserve Requirement for such Interest Period.

      "ADJUSTED NOI [EBITDA]" means with respect to any Eligible Property or prospective Eligible Property, at any date of determination, the "Adjusted NOI [EBITDA]" for such Eligible Property for the twelve month period ending on or immediately prior to such date of determination, as set forth in the Borrower's Form K-1 with respect to such Eligible Property

(which shall also equal the annual lease payment payable to the applicable Credit Party under the related Participating Lease, exclusive of the applicable capital expenditure reserve), subject to such adjustments as deemed reasonably appropriate by the Administrative Agent in its sole discretion.

      "ADMINISTRATIVE AGENT" means NationsBank in its capacity as the Administrative Agent under this Agreement, and any successor thereto appointed pursuant to Section 12.7.

      "ADMINISTRATIVE AGENT'S OFFICE" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1.

      "AFFILIATE" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the lawful power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other lawful power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

      "AGENTS" means the collective reference to the Administrative Agent, the Documentation Agent and the Syndication Agent.

      "AGGREGATE COMMITMENT" means the aggregate amount of the Lenders' Commitments under this Agreement, as such amount may be increased, reduced or modified at any time or from time to time pursuant to the terms of this Agreement. On the Closing Date, the Aggregate Commitment shall be Two Hundred Million Dollars ($200,000,000).

      "AGREEMENT" means this Amended and Restated Credit Agreement, as amended or modified from time to time.

      "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

      "APPLICABLE LENDING OFFICE" means, for each Lender, the "Lending Office" this Agreement or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice in accordance with the terms of this Agreement as the office by which its Loans are to be made and maintained.

      "APPLICABLE  MARGIN"  has the  meaning  assigned  thereto  in  Section
3.1(b).

      "APPLICATION" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

      "ASSIGNMENT  AND  ACCEPTANCE"  has the  meaning  assigned  thereto  in
Section 13.10 of this Agreement.

      "AVAILABLE COMMITMENT" means, as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Commitment over (b) such
Lender's Extensions of Credit.

      "BASE RATE" means, at any time, the higher of (a) the rate per annum equal to the rate announced by NationsBank as its "prime rate" or (b) the Federal Funds Rate plus 0.5% for such day. Any change in the Base Rate due to a change in the prime rate shall be effective on the effective date of such change in the prime rate.

      "BASE RATE LOAN" means any Loan that bears interest at the Base Rate.

      "BORROWER" means Golf Trust of America, L.P.

      "BRIDGE FACILITY" shall have the meaning given to such term in Section 2.3(d).

      "BUSINESS DAY" means (a) for all purposes other than as set forth in clause (b) immediately below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any Loan, any day that is a Business Day described in clause
(a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

      "CAPITAL LEASE" means, with respect to any Person, any lease of any property that is, in accordance with GAAP, classified and accounted for as a capital lease on a Consolidated balance sheet of such Person.

      "CLOSING DATE" means the date of this Agreement.

      "CODE" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

      "COMMITMENT" means, as to any Lender, the obligation of such Lender to make Loans to or to participate in Letters of Credit for the benefit of the Borrower under this Agreement in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on
SCHEDULE 1 to this Agreement, or as set forth in any Assignment and Acceptance relating to any assignment that has become effective pursuant to Section 13.10, as the same may be reduced or modified at any time or from time to time pursuant to the terms of this Agreement.

      "COMMITMENT PERCENTAGE" means, as to any Lender at any time, the ratio of
(a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment.

      "CONSOLIDATED" means, when used with reference to financial statements or financial statement items of the Credit Parties, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

      "CONTINGENT OBLIGATION" means, with respect to any Credit Party, without duplication, any obligation, contingent or otherwise, of such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such first Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, that the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

      "CONVERT," "CONVERSION," and "CONVERTED" shall refer to a conversion pursuant to Section 3.2, 3.9 or 3.11 of a Eurodollar Loan into a Base Rate Loan or vice versa.

      "CREDIT FACILITY" means the revolving credit facility established pursuant to Article II.

      "CREDIT PARTIES" means, collectively, the Borrower and the Guarantors. Notwithstanding Section 8.12, if GTA hereafter creates or acquires any Subsidiary and the Required Lenders elect not to require such Subsidiary to become a Guarantor, such Subsidiary shall nonetheless be deemed to be a Credit Party for purposes of this Agreement.

      "DATE OF DETERMINATION" means the effective date on which the purchase price for any Eligible Property is determined by the Borrower.

      "DEBT" means, with respect to the Credit Parties at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person, except trade payables arising in the ordinary course of business not more than one hundred and twenty (120) days past due; (c) all obligations of any such Person as lessee under Capital Leases; (d) all Contingent Obligations of any such Person; (e) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker's acceptances issued for the account of any such Person; and (f) all obligations incurred by any such Person pursuant to Hedging Agreements.

      "DEBT SERVICE" means, for any fiscal quarter, (a) Interest Expense of the Credit Parties for such quarter PLUS (b) all principal payments of Debt of the Credit Parties scheduled to be made during such quarter.

      "DEFAULT" means any of the events specified in Section 11.1 which, with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

      "DEFAULTING LENDER" has the meaning assigned thereto in Section 3.6.

      "DOCUMENTATION AGENT" means BankBoston, N.A., in its capacity as the Documentation Agent under this Agreement and any successor thereto appointed pursuant to Section 12.8.

      "DOLLARS" OR "$" means, unless otherwise qualified, lawful currency of the United States.

      "EBITDA" means, with respect to any Person for any period, (a) Net Income of such Person for such period, excluding any extraordinary gains or other non-recurring gains or non-cash losses occurring outside the ordinary course of business including any gains or non-cash losses from the sale or other disposition of assets other than in the ordinary course of business, PLUS (b) the sum of the following for such period to the extent properly deducted in the determination of Net Income: (i) Interest Expense of such Person; (ii) income and franchise taxes of such Person; and (iii) amortization, depreciation and other non-cash charges (including amortization of good will and other intangible assets) of such Person, MINUS (c) to the extent included in the determination of Net Income (x) payments under any Participating Lease (or any mortgage or promissory note) with respect to which, at the time of determination of EBITDA, any payment is more than thirty (30) days past due, and (y) that portion of any payment under (i) any Participating Lease accrued to the Capital Replacement Fund (as defined under such Participating Lease) or (ii) the Innisbrook Loan Agreement accrued to the Capital Replacement Reserve (as defined in the Innisbrook Loan Agreement).

      "ELIGIBLE ASSIGNEE" means (i) a Lender, (ii) an Affiliate of a Lender,
(iii) a financial institution, institutional lender or other entity that is an "accredited investor" (as defined in Rule 501 under the Securities Act of 1933, as amended) having (A) total assets of at least $10,000,000,000, (B) a long-term unsecured debt rating of at least BBB by S&P (or an equivalent rating by another nationally recognized statistical ratings organization) and (C) an office in the United States, and (iv) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 13.10, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within two Business Days after written notice of such proposed assignment has been provided by the assigning Lender to the Borrower; PROVIDED, HOWEVER, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

      "ELIGIBLE PROPERTIES" means (i) the Innisbrook Assets, (ii) the Legends of Virginia Golf Courses and (iii) those certain golf course properties now or hereafter owned by the Credit Parties which the Administrative Agent deems to have satisfied each of the following conditions:

      (a) Such property is (i) wholly-owned by a Credit Party in fee simple or
(ii) subject to a Qualified Ground Lease exclusively in favor of a Credit Party.

      (b) Such property is not subject to (i) any Lien, except Liens permitted under Section 10.3(a) through (e), inclusive, or (ii) a negative pledge or other restriction on Liens.

      (c) All improvements (including the golf course) to be built on such property have been substantially completed and the golf course has been in operation for at least one year.

      (d) Such property is located in the United States.

      (e) The Borrower shall have delivered to the Administrative Agent all material financial information used by the Borrower in establishing the purchase price of the property, including, without limitation, all third party reports, if any, and the Form K-1 report, substantially in the form of EXHIBIT I hereto, with respect to such property and operating history for the golf course for a minimum of twelve (12) months immediately preceding the Date of Determination, together with the following:

            (i) With respect to any property for which the Purchase Price is less than $10,000,000, a copy of the federal tax return filed by the owner and operator of such golf course property or, if available to the Borrower, financial statements of the owner and operator of the golf course property (the financial statements of the operator to be with respect to the property only), audited, reviewed or compiled by a certified public accounting firm reasonably acceptable to the Administrative Agent, for the fiscal year immediately preceding the Credit Party's acquisition of such property;

            (ii) With respect to any property for which the Purchase Price is at least $10,000,000 but less than $40,000,000, if available to the Borrower, financial statements of the owner and operator of such golf course property (the financial statements of the operator to be with respect to the property only), audited or reviewed by a certified public accounting firm reasonably acceptable to the Administrative Agent, for the fiscal year immediately preceding the Credit Party's acquisition of such property, and if not available, a copy of the federal tax return filed by the owner or operator of such golf course property for the fiscal year immediately preceding such Credit Party's acquisition of such property;

            (iii) With respect to any property for which the Purchase Price is at least $40,000,000, financial statements of the owner and operator of such golf course property (the financial statements of the operator to be with respect to the property only), audited by a certified public accounting firm reasonably acceptable to the Administrative Agent for the fiscal year immediately preceding the Credit Party's acquisition of such property; and

            (iv) In each case and to the extent available, monthly financial statements with respect to the property for the period from the end of the immediately preceding fiscal year-end to the date of acquisition by any Credit Party.

      (f) No more than fifty percent (50%) of (i) the number of Eligible Properties and (ii) the Pool Value may consist of properties located (A) within the same golf market (as determined in the reasonable discretion of the Administrative Agent) and (B) within seventy (70) miles of any other Eligible Property.

      (g) The Borrower shall have delivered to the Administrative Agent a current Phase I Environmental Site Assessment report (an "Environmental Assessment Report") relating to each Eligible Property. Such Environmental Assessment Report shall be addressed to the Administrative Agent on behalf of the Lenders by a qualified environmental consultant, reasonably acceptable to the Administrative Agent, in form and substance (including a property condition survey) satisfactory to the Administrative Agent, indicating appropriate inquiry into the previous ownership and use of the property, which use shall have been consistent with good commercial practices, and indicating that there are no material present or potential environmental problems or material hazards on, under or about such property and confirming material compliance by the property with all applicable environmental laws; such assessment to include at least the following: historical research into previous ownership and uses, comprehensive governmental records review at federal, state and local levels, review of available aerial photographs and topographical maps, on-site visual investigation, review of surrounding land uses, and review of operating and housekeeping practices of any Credit Party (and previous owners) at the property.

      (h) No more than twenty percent (20%) of the Pool Value may consist of properties subject to a Qualified Ground Lease.

      (i) The Credit Party which owns the property shall have an owner's title insurance policy, or a binding commitment for the issuance of such policy, with respect to each property wholly owned in fee simple by such Credit Party and a leasehold policy with respect to each property which is subject to a Qualified Ground Lease, which policy shall insure such Credit Party's ownership of or a valid leasehold interest in each such property, free of all Liens except Liens permitted under Section 10.3(a) through (d), inclusive.

and (iv) with the approval of the Required Lenders, any other golf course property now or hereafter owned by any Credit Party.

      "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

      "ENVIRONMENTAL ASSESSMENT REPORT" has the meaning assigned thereto in clause (g) of the Eligible Properties definition.

      "ENVIRONMENTAL LAWS" means any and all applicable federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water
Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300, et seq.), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the rules and regulations promulgated under each of these statutes, each as amended or supplemented.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

      "ERISA AFFILIATE" means any Person who, together with the Borrower, is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

      "EURODOLLAR LOAN" means any Loan that bears interest at a rate based on the Adjusted Eurodollar Rate.

      "EURODOLLAR RATE" means for any Eurodollar Loan for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Dow Jones Markets screen as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

      "EVENT OF DEFAULT" means any of the events specified in Section 11.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

      "EXTENSIONS OF CREDIT" means, as to any Lender at any time, an amount equal to the aggregate principal amount of all Loans made by such Lender and all participations by such Lender in Letters of Credit then outstanding.

      "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

      "FEDERAL FUNDS RATE" means the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.

      "FISCAL YEAR" means with respect to any Credit Party, the fiscal year of such Credit Party ending on December 31.

      "FIXED CHARGES" means, for any fiscal quarter, (a) Interest Expense of the Credit Parties for such quarter PLUS (b) all principal payments of Debt of the Credit Parties scheduled to be made during such quarter PLUS (c) all payments of dividends or other distributions on preferred stock (whether in cash or in kind) scheduled to made or accrued during such quarter.

      "FUNDS FROM OPERATIONS" means, with respect to the Credit Parties on a Consolidated basis, Net Income LESS, to the extent included in the determination of Net Income, (a) the income (or loss) of any Person (other than a Subsidiary of a Credit Party) in which such Credit Party has a minority ownership interest,
(b) the income (or loss) arising from the restructuring of any Debt or the disposition of any asset (other than in the ordinary course of business) PLUS, without duplication, real estate depreciation and amortization (but excluding therefrom any amortization of financing costs), in each case for the Credit Parties on a Consolidated basis for the relevant period in accordance with GAAP.

      "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Credit Parties throughout the period indicated and consistent with the prior financial practice of the Credit Parties.

      "GOVERNMENTAL APPROVALS" means all required authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

      "GOVERNMENTAL AUTHORITY" means any applicable nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "GROSS GOLF REVENUES" means, with respect to any operator of an Eligible Property for any period, all revenues accrued (whether by operator or any subtenants, assignees, concessionaires or licensees of any Credit Party) from or by reason of the operation of the golf operations at the Eligible Property to which such Credit Party is entitled, calculated in accordance with GAAP (but excluding reasonable reserves for refunds, allowances and bad debts applicable to such operations), including, without limitation, (i) revenues from membership initiation fees, to the extent provided in the applicable Participating Lease or other relevant governing agreement, (ii) periodic membership dues, (iii) greens fees, (iv) fees to reserve a tee time, (v) guest fees, (vi) golf cart rentals,
(vii) parking lot fees, (viii) locker rentals, (ix) fees for golf club storage,
(x) fees for the use of swim, tennis or other facilities, (xi) charges for range balls, range fees or other fees for golf practice facilities, (xii) fees or other charges paid for golf or tennis lessons (except where retained by or paid to a USTA or a PGA professional in accordance with historical practice at such Eligible Property), (xiii) fees or other charges for fitness centers, (xiv) forfeited deposits with respect to any membership application, (xv) transfer fees imposed on any member in connection with the transfer of any membership interest, (xvi) fees or other charges paid to such operator by sponsors of golf tournaments at such Eligible Property, to the extent provided in the applicable Participating Lease or other relevant governing agreements, (xvii) advertising or placement fees paid by vendors in exchange for exclusive use or name rights at such Eligible Property, and (xviii) fees received in connection with any golf package sponsored by any hotel group, condominium group, golf association, travel agency, tourist or travel association or similar payments; PROVIDED, HOWEVER, that Gross Golf Revenues shall not include:

      (a) Any revenue received from or by reason of such Eligible Property relating to (i) the operation of snack bars, restaurants, bars, catering functions and banquet operations, (ii) the sale of merchandise and inventory on such Eligible Property, and (iii) photography services.

      (b) The amount of any city, county, state or federal sales, admissions, usage, or excise tax on any item included in Gross Golf Revenue, which is both added to or incorporated in the selling price and paid to the taxing authority by such operator;

      (c) Revenues or proceeds from sales or trade-ins of machinery, vehicles, trade fixtures or personal property owned by such operator used in connection with the operation of such Eligible Property; and

      (d) Any other revenues or proceeds to which the Credit Parties are not entitled.

      "GTA" means Golf Trust of America, Inc., a Maryland corporation.

      "GTA GP" means GTA GP, Inc., a Maryland corporation.

      "GTA LP" means GTA LP, Inc., a Maryland corporation.

      "GUARANTEED  OBLIGATIONS"  has the meaning assigned thereto in
Section 4.1.

      "GUARANTORS" means, collectively, GTA, GTA GP and GTA LP and each such other person executing this Agreement as a Guarantor, as set forth on the signature pages hereto, together with any Subsidiaries of GTA that become Guarantors pursuant to Section 8.12.

      "GUARANTY" means the Guarantors' obligations set forth in Article IV.

      "HAZARDOUS MATERIALS" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any applicable Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority with jurisdiction, (c) the presence of which require investigation or remediation under any applicable Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any toxic substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas, excepting, however, any such materials lawfully operated and/or managed pursuant to applicable
Environmental Laws.

      "HEDGING AGREEMENT" means any agreement with respect to an interest rate swap, collar, cap or floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrower under this Agreement, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

      "INNISBROOK ASSETS" means all of the Borrower's right, title and interest in and to: (a) the Promissory Note, dated June 20, 1997, made by Golf Host Resorts, Inc. ("Golf Host") in favor of the Borrower (the "Innisbrook Note");
(b) the Loan Agreement, dated June 20, 1997, between Golf Host and the Borrower, as amended by that certain First Amendment dated as of October 1, 1998 (the "Innisbrook Loan Agreement"); (c) the Mortgage, Security Agreement and Fixture Filing, dated as of June 20, 1997, between Golf Host and the Borrower (the "Innisbrook Mortgage"); and (d) each other document executed in connection with the transactions contemplated by the Innisbrook Loan Agreement, all as amended, restated or supplemented from time to time.

      "INTEREST EXPENSE" means, with respect to any Person for any period, the gross interest expense (including, without limitation, capitalized interest and interest expense attributable to Capital Leases) of such Person, all determined for such period on a Consolidated basis in accordance with GAAP.

      "INTEREST PERIOD" means each period of thirty (30) days with respect to which the Eurodollar Rate shall be determined under this Agreement; PROVIDED that:

      (a) each Interest Period shall commence on the date of advance of or Conversion to any Eurodollar Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

      (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

      (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

      (d) no Interest Period shall be permitted to extend beyond the Termination Date; and

      (e) there shall be no more than seven (7) Interest Periods outstanding at any time.

      "ISSUING LENDER" means NationsBank in its capacity as issuer of any Letter of Credit, or any successor thereto.

      "L/C COMMITMENT" means Ten Million Dollars ($10,000,000).

      "L/C FACILITY" means the letter of credit facility established pursuant to
Article IIA.

      "L/C PARTICIPANTS" means, collectively, all Lenders other than the Issuing Lender.

      "LEGENDS OF MYRTLE BEACH GOLF COURSES" means Heathland, Moorland and Parkland.

      "LEGENDS OF VIRGINIA GOLF COURSES" means Stonehouse Golf Club and Royal New Kent.

      "LENDER" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.10.

      "LENDING OFFICE" means, with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Loans.

      "LESSEE" means the operator of a golf course property under a Participating Lease.

      "LETTER OF CREDIT OBLIGATIONS" means, at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2A.5.

      "LETTERS  OF  CREDIT"  has the  meaning  assigned  thereto  in Section
2A.1(a).

      "LEVERAGE RATIO" means the ratio of Total Liabilities to Total Assets.

      "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

      "LOAN" means any loan made to the Borrower pursuant to Article II and all such loans collectively as the context requires.

      "LOAN DOCUMENTS" means, collectively, this Agreement, the Notes and each other document, instrument and agreement executed and delivered by any Credit Party or on behalf of such entity by its counsel in connection with this Agreement or otherwise referred to in this Agreement or contemplated hereby, all as may be amended, restated or otherwise modified.

      "MATERIAL ADVERSE EFFECT" means, with respect to any Credit Party, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of any such Person or the ability of any such Person to perform its material obligations under the Loan Documents, Participating Leases or Material Contracts, in each case to which it is a party, after the applicable notice and cure periods, if any, have elapsed.

      "MATERIAL CONTRACT" means (a) any contract or other agreement, written or oral, of any Credit Party involving monetary liability of or to any such Person in an amount in excess of $250,000 per annum, or (b) any other contract or agreement, written or oral, of any Credit Party the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

      "MOODY'S" means Moody's Investors Service, Inc.

      "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six years.

      "MYRTLE BEACH GOLF COURSES" means, collectively, Heathland, Moorland, Parkland, Heritage Golf Club and Oyster Bay.

      "NATIONSBANK" means NationsBank, N.A., a national banking association, and its successors.

      "NET INCOME" means, with respect to the Credit Parties for any period, the Consolidated net income (or loss) of the Credit Parties for such period determined in accordance with GAAP.

      "NET INCOME BEFORE COVERAGE RATIO" means with respect to any Eligible Property or prospective Eligible Property, at any date of determination, the "net income before coverage ratio" for such Eligible Property for the twelve month period ending on or immediately prior to such date of determination, as set forth in the Borrower's Form K-1 with respect to such Eligible Property and after provision for a capital expenditure reserve of at least 3.00%, subject to such adjustments as deemed reasonably appropriate by the Agent in its sole discretion.

      "NOTES" means the separate promissory notes made by the Borrower payable to the order of each of the Lenders, substantially in the form of EXHIBIT A hereto, evidencing the Credit Facility, and any amendments, modifications and supplements thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Note" means any of such Notes.

      "NOTICE OF REPAYMENT" has the meaning assigned thereto in Section
2.3(c).

      "NOTICE OF BORROWING" has the meaning assigned thereto in Section
2.2(a).

      "OBLIGATIONS" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans; (b) the Letter of Credit Obligations; (c) all payment and other obligations owing by the Borrower to any Lender under any Hedging Agreement; and (d) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower to the Lenders or the Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money under or in respect of this Agreement, any Note or any of the other Loan Documents.

      "OFFICER'S COMPLIANCE CERTIFICATE" has the meaning assigned thereto in Section 7.2.

      "ORIGINAL CREDIT AGREEMENT" has the meaning assigned thereto in the Statement of Purpose.

      "OTHER TAXES" has the meaning assigned thereto in Section 3.13(b).

      "PARTICIPATING LEASE" means each Lease between any Credit Party, as lessor and the operator of a golf course property, as the lessee.

      "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

      "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Borrower or any of their current or former ERISA Affiliates.

      "PERMITTED LIENS" means any Liens permitted under Section 10.3.

      "PERSON" means an individual, corporation, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

      "POOL VALUATION CERTIFICATE" means the Pool Value report to be delivered by the Borrower, substantially in the form of EXHIBIT H.

      "POOL VALUE" means the aggregate Property Value of all Eligible Properties in the Unencumbered Pool.

      "PRIME RATE" means, at any time, the rate of interest per annum publicly announced from time to time by NationsBank as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by NationsBank as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

      "PROPERTY VALUE" means the value of each Eligible Property determined in accordance with Section 8.10(b).

      "PURCHASE PRICE," with respect to any golf course property, means the purchase price paid by any Credit Party, including all assumption of debt and other consideration, for such golf course property.

      "QUALIFIED GROUND LEASE" means (i) the Oyster Bay lease and (ii) any other lease (a) which is a direct ground lease (or indirect ground lease, so long as each ground lease in the chain of title meets the following criteria) granted by the fee owner of real property, (b) which may be transferred and/or assigned without the consent of the lessor (or as to which the lease expressly provides that (i) such lease may be transferred and/or assigned with the consent of the lessor and (ii) such consent shall not be unreasonably withheld or delayed), (c) which has a remaining term (including any renewal terms exercisable at the sole option of the lessee) of at least 25 years, (d) under which no material default has occurred and is continuing, (e) with respect to which a security interest may be granted without the consent of the lessor, and (f) which contains lender protection provisions reasonably acceptable to the Administrative Agent including, without limitation, provisions to the effect that (A) the lessor shall notify the Administrative Agent of the occurrence of any default by the lessee under such lease and shall afford the Administrative Agent the right to cure such default, and (B) in the event that such lease is terminated, the Administrative Agent shall have the option to enter into a new lease having terms substantially identical to those contained in the terminated lease. Upon the submission to the Administrative Agent of a written request for approval of the lender protection provisions and other terms of a proposed Qualified Ground Lease, the Administrative Agent may waive any non-compliances with the foregoing which it considers in its reasonable judgment not to be material and adverse with respect to the eligibility of the golf course property subject to the Qualified Ground Lease, and shall use its best effort to accept or reject such proposal within five (5) Business Days, and shall accept or reject such proposal within ten (10) Business Days, in each case following receipt of such request.

      "REGISTER" has the meaning assigned thereto in Section 13.10(b).

      "REQUIRED LENDERS" means, at any date, any combination of holders other than Defaulting Lenders of at least sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Notes exclusive of Notes held by Defaulting Lenders, or if no amounts are outstanding under the Notes, any combination of Lenders other than Defaulting Lenders whose Commitment Percentages would aggregate at least sixty-six and two-thirds percent (66-2/3%) if the Commitments of each Defaulting Lender were excluded from the Aggregate Commitment.

      "REIMBURSEMENT OBLIGATION" means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 2A.5 for amounts drawn under Letters of Credit.

      "RESERVE REQUIREMENT" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

      "SEASONED ELIGIBLE PROPERTY" means any Eligible Property (a) that has been owned by any Credit Party for at least twelve months or (b) with respect to Eligible Properties owned less than twelve months, for which at least twelve months of historical financial statements are available in form and substance reasonably acceptable to the Agent.

      "S&P" means Standard and Poors Ratings Group.

      "SOLVENT" means, as to the Credit Parties on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

      "STOCK" means all shares, options, interests or other equivalents (howsoever designated) of or in a corporation, whether voting or nonvoting, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

      "SUBORDINATED DEBT" means all Debt of any Credit Party subordinated in right and time of payment to the Obligations on terms satisfactory to the Administrative Agent and Required Lenders.

      "SUBSIDIARY" means, as to any Person, any corporation, partnership or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" in this Agreement shall refer to those of GTA.

      "SYNDICATION AGENT" means First Union National Bank, in its capacity as the Syndication Agent under this Agreement and any successor thereto appointed pursuant to Section 12.8.

      "TANGIBLE NET WORTH" means, as of any date, Total Assets (but excluding therefrom capitalized interest, debt discount and expense, goodwill, patents, trademarks, copyrights, franchises, licenses, amounts due from officers, directors, stockholders and Affiliates and any other items which would be treated as intangibles under GAAP), LESS Total Liabilities.

      "TAXES" has the meaning assigned thereto in Section 3.13(a).

      "TERMINATION  DATE"  means the  earliest  of the dates  referred to in
Section 2.5.

      "TERMINATION EVENT" means: (a) a "Reportable Event" described in Section 4043 of ERISA; or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (f) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (g) the imposition of a Lien pursuant to
Section 412 of the Code or Section 302 of ERISA; or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under
Section 4241 or 4245 of ERISA; or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

      "TOTAL ASSETS" means, as of any date, the aggregate amount of (a) all assets which would be reflected on a Consolidated balance sheet of the Credit Parties prepared in accordance with GAAP PLUS (b) accumulated depreciation in accordance with GAAP PLUS (c) an amount equal to $51,403,099, the difference between (x) the total consideration paid for The Heritage Golf Club, The Legends Golf Club and Oyster Bay Golf Club and (y) the aggregate book value of such golf course properties as shown on the Consolidated balance sheet of the Credit Parties due to downward adjustments required by APB No. 16.

      "TOTAL LIABILITIES" means, as of any date, the sum of (i) the aggregate amount of all liabilities which would be reflected on a Consolidated balance sheet of the Credit Parties prepared in accordance with GAAP and (ii) the aggregate amount of all Contingent Obligations of the Credit Parties.

      "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina.

      "UCP" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

      "UNENCUMBERED POOL" has the meaning assigned thereto in Section 8.10.

      "UNITED STATES" means the United States of America.

      SECTION 1.2 GENERAL. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference in this Agreement to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

      SECTION 1.3   OTHER DEFINITIONS AND PROVISIONS.

      (a) USE OF CAPITALIZED TERMS. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

      (b) MISCELLANEOUS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.


                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

      SECTION 2.1 LOANS. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to the Borrower from time to time from the Closing Date through, but not including, the Termination Date as requested by the Borrower in accordance with the terms of
Section 2.2; PROVIDED, that (a) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested) and Letter of Credit Obligations shall not exceed the Aggregate Commitment, (b) the principal amount of outstanding Loans from any Lender to the Borrower PLUS such Lender's Commitment Percentage of the Letter of Credit Obligations then outstanding shall not at any time exceed such Lender's Commitment and (c) the Pool Value shall at all times be at least 1.75 times the aggregate amount of all unsecured Debt of the Credit Parties (including the outstanding Obligations). Each Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Loans requested on such occasion. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Loans under this Agreement until the Termination Date.

      SECTION 2.2  PROCEDURE FOR ADVANCES OF LOANS.

      (a) REQUESTS FOR BORROWING. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as EXHIBIT B (a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) (i) at least two (2) Business Days before each Base Rate Loan and (ii) at least three
(3) Business Days before each Eurodollar Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, and (C) whether such Loan is to be a Eurodollar Loan or a Base Rate Loan. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

      (b) DISBURSEMENT OF LOANS. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.2 in immediately available funds by crediting such proceeds to a deposit account of the Borrower maintained with the Administrative Agent or by wire transfer to such account as may be agreed upon by the Borrower and the Administrative Agent from time to time. Unless the Administrative Agent shall have received notice from a Lender that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the requested Loan, the Administrative Agent shall disburse such Lender's Commitment Percentage of the Loans.

      SECTION 2.3  REPAYMENT OF LOANS.

      (a) REPAYMENT ON TERMINATION DATE. The Borrower shall repay the outstanding principal amount of all Loans in full, together with all accrued but unpaid interest thereon, on the Termination Date.

      (b)   MANDATORY REPAYMENTS.

            (i) If at any time the outstanding principal amount of all Loans plus the Letter of Credit Obligations exceeds the Aggregate Commitment or the Pool Value is less than 1.75 times the aggregate amount of all unsecured Debt of the Credit Parties (including the amount of the outstanding Obligations), the Borrower shall repay immediately upon written notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, the Loans in an amount necessary to bring the Borrower into compliance.

            (ii) The Loans shall also be prepaid by any amount required to be paid under Section 10.6 of this Agreement.

            (iii) Each such repayment under this Section 2.3(b) shall be (i) accompanied by any amount required to be paid pursuant to Section 3.12 of this Agreement, together with interest accrued thereon to the date of repayment and (ii) applied FIRST to the outstanding Base Rate Loans up to the full amount thereof and SECOND to the outstanding Eurodollar Loans up to the full amount thereof.

      (c) OPTIONAL REPAYMENTS. The Borrower may, subject to Section 2.3(d), at any time and from time to time repay the Loans, in whole or in part, by giving the Administrative Agent irrevocable notice in the form attached hereto as EXHIBIT C (a "Notice of Repayment") not later than 11:00 a.m. (Charlotte time) at least three (3) Business Days before each prepayment of a Loan specifying the date and amount of repayment, PROVIDED, HOWEVER, that the Borrower may not repay any Eurodollar Loan on any day other than the last day of the Interest Period applicable thereto unless such payment is accompanied by any amount required to be paid pursuant to Section 3.12 of this Agreement. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such repayment shall be accompanied by any amount required to be paid pursuant to
Section 3.12 of this Agreement.

      (d) RESTRICTION ON REPAYMENTS. The Loans may not be voluntarily repaid prior to the repayment in full of any loans outstanding under the Credit Agreement dated as of March 31, 1999 between the Borrower, the Guarantors and NationsBank, as lender (the "Bridge Facility"). Upon the occurrence and during the continuance of an Event of Default, this Section 2.3(d) shall not be applicable and the Obligations of the Borrower under this Agreement and the obligations of the Borrower under the Bridge Facility shall be PARI PASSU.

      SECTION 2.4 NOTES. Each Lender's Loans and the obligation of the Borrower to repay such Loans shall be evidenced by a Note executed by the Borrower payable to the order of such Lender representing the Borrower's obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Loans made and to be made by such Lender to the Borrower under this Agreement, PLUS interest and all other fees, charges and other amounts due thereon as required under this Agreement. Each Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

      SECTION 2.5 TERMINATION OF CREDIT FACILITY. The Credit Facility shall terminate on the earlier of (a) the third anniversary of the Closing Date, and (b) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a).

      SECTION 2.6 INCREASES IN CREDIT FACILITY. The Borrower shall have the right, on ten (10) Business Days' prior written notice to the Administrative Agent (a copy of which shall be furnished to the Lenders by the Administrative Agent), so long as no Default or Event of Default shall have occurred and be continuing, at any time and from time to time prior to the first anniversary of the Closing Date, to increase the total amount of the Aggregate Commitment by (a) accepting the offer or offers of any Person or Persons (not then a Lender) with the consent of the Administrative Agent constituting an Eligible Assignee to become a new Lender hereto with a

Commitment up to the amount of any such increase and/or (b) accepting the offer of any existing Lender or Lenders to increase its (or their) Commitment up to the amount of any such increase; PROVIDED, HOWEVER, that (i) in no event shall any Lender's Commitment be increased without the consent of such Lender, (ii) if any Loans are outstanding hereunder on the date that any such increase is to become effective, the Administrative Agent and Lenders shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans reflect the Commitment Percentages of the Lenders after giving effect to any increase pursuant to this Section 2.6 (iii) each such increase shall be in minimum amounts of at least Five Million Dollars ($5,000,000), and (iv) in no event shall any such increase result in the amount of the Aggregate Commitment exceeding Two Hundred Twenty-five Million Dollars ($225,000,000). Any increase to the Commitment pursuant to clause (a) of the first sentence of this Section 2.6 shall become effective upon the execution of a supplement in the form of EXHIBIT J-1 hereto (a "New Lender Supplement") by the Borrower, Administrative Agent and the applicable new Lender or Lenders together with a corresponding Note, and any increase to the Commitment pursuant to clause (b) of the first sentence of this Section 2.6 shall become effective upon the execution of a supplement in the form of EXHIBIT J-2 hereto (a "Commitment Increase Supplement"), executed by the Borrower, the Administrative Agent and the applicable increasing Lender or Lenders, together with a replacement Note. The Administrative Agent shall forward copies of any such supplement to the Lenders and Credit Parties promptly upon receipt thereof. Increases in the Aggregate Commitment shall permanently reduce the committed amount under the Bridge Facility.

      SECTION 2.7 USE OF PROCEEDS. The Borrower shall use the proceeds of the Loans and the Letters of Credit (a) first, to pay in full the existing Debt under the Original Credit Agreement, (b) then to repay the existing Debt under the Credit Agreement dated as of July 9, 1998 between the Borrower, certain of the Guarantors, NationsBank as Administrative Agent and Lender, and Bank of America as Documentation Agent and Lender, and (c) then to finance the purchase of golf courses; PROVIDED that up to 20% of the Aggregate Commitment may be used for working capital and general corporate requirements of the Borrower, including, without limitation, the payment of certain fees and expenses incurred in connection with this transaction.


                                   ARTICLE IIA

                            LETTER OF CREDIT FACILITY

      SECTION 2A.1 COMMITMENT. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 2A.4(a), agrees to issue standby letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day from the Closing Date through, but not including, the date which is sixty (60) days prior to the Termination Date in such form as may be approved from time to time by the Issuing Lender; PROVIDED, that the Issuing Lender shall have no obligation to (and shall not, without the prior consent of all of the Lenders) issue any Letter of Credit if, after giving effect to such issuance,
(a) the Letter of Credit Obligations would exceed the L/C Commitment or (b) the sum of the aggregate principal amount of all outstanding Loans and Letter of Credit Obligations would exceed the Aggregate Commitment or (c) the Pool Value is less than 1.75 times the aggregate amount of all unsecured Debt of the Credit Parties (including the amount of the outstanding Obligations). Each Letter of Credit shall (i) be denominated in Dollars, (ii) be a standby letter of credit issued to support obligations of the Borrower, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date not more than one year later in the case of a standby letter of credit but in no event later than the Termination Date, and (iv) be subject to the UCP and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions, modifications or confirmations of any existing Letters of Credit, unless the context otherwise requires.

      SECTION 2A.2 PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the reasonable satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 2A.1 and Article V, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish to the Borrower a copy of such Letter of Credit and furnish to each Lender a copy of such Letter of Credit and the amount of each Lender's participation therein, determined in accordance with Section 2A.4(a), all promptly following the issuance of such Letter of Credit.

      SECTION 2A.3  COMMISSIONS AND OTHER CHARGES.

      (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission on the face amount of each Letter of Credit in an amount per annum equal to the then Applicable Margin, determined in accordance with Section 3.1(b). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

      (b) In addition to the foregoing commission, the Borrower shall pay the Issuing Lender an issuance fee of 0.125 percent (0.125%) per annum on the face amount of each Letter of Credit, payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

      (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received by the Administrative Agent in accordance with their respective Commitment Percentages.

      SECTION 2A.4  L/C PARTICIPATIONS.

      (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Lender's obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent for the account of the Issuing Lender upon demand, and upon one (1) Business Day's notice, an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed, which payment shall constitute a Base Rate Loan by such L/C Participant to the Borrower as provided in Section 2A.5.

      (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Administrative Agent for the account of the Issuing Lender pursuant to Section 2A.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify the Administrative Agent who, in turn, shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Administrative Agent for the account of the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Administrative Agent for the account of the Issuing Lender after the date such payment is due, upon one (1) Business Day's notice such L/C Participant shall pay to the Administrative Agent for the account of the Issuing Lender, in addition to such amount, the product of (i) such amount, TIMES (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, TIMES (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Administrative Agent for the account of the Issuing Lender of the unreimbursed amounts described in this Section 2A.4(b), if the L/C Participants receive notice that any such payment is due, such payment shall be due on the following Business Day.

      (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Commitment Percentage of such payment in accordance with this Section 2A.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will promptly distribute to such L/C Participant its PRO RATA share thereof; PROVIDED, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

      SECTION 2A.5 REIMBURSEMENT OBLIGATION OF THE BORROWER. The Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Article IIA from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue. If the Borrower fails to timely reimburse the Issuing Lender on the date the Borrower receives the notice referred to in this Section 2A.5, the Borrower shall be deemed to have timely given a Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount equal to the amount of such drawing and, subject to the satisfaction or waiver of the conditions precedent specified in Article V, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses.

      SECTION 2A.6 OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Article IIA (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit. The Borrower also agrees with the Issuing Lender that the Issuing Lender and L/C Participants shall not be responsible for, and the Borrower's Reimbursement Obligation under Section 2A.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of a Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender and L/C Participants shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; PROVIDED, that the Issuing Lender shall be responsible for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct or breach under this Agreement. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct or breach under this Agreement and in accordance with the standards of care specified in the UCP and, to the extent not inconsistent therewith, the UCC shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

      SECTION 2A.7 EFFECT OF APPLICATION. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article IIA, the provisions of this Article IIA shall apply.


                                   ARTICLE III

                             GENERAL LOAN PROVISIONS

      SECTION 3.1   INTEREST.

      (a) INTEREST RATE OPTIONS. Subject to the provisions of this Section 3.1, at the election of the Borrower in accordance with Article II, the unpaid principal balance of any Loan shall bear interest at (A) the Base Rate, or (B) the Adjusted Eurodollar Rate PLUS the Applicable Margin. The Borrower shall select the type of interest rate applicable to any Loan at the time a Notice of Borrowing is given pursuant to Section 2.2(a) or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. Any Loan as to which the Borrower has not duly specified an interest rate as provided immediately above shall be deemed a Base Rate Loan.

      (b) APPLICABLE MARGIN. The applicable margin provided for in Section 3.1(a) with respect to the Eurodollar Loans (the "Applicable Margin") shall be determined by reference to the Leverage Ratio as of the end of each fiscal quarter, as follows:

            Leverage Ratio                Applicable Margin Per Annum
            --------------                ---------------------------
            Greater than or equal to                         2.00%
            .50 to 1.00

            Greater than or equal to                         1.75%
            .375 to 1.00 but less than
            .50 to 1.00

            Less than .375 to 1.00                           1.50%

Adjustments, if any, in the Applicable Margin based on the Leverage Ratio shall be made by the Administrative Agent on the tenth (10th) Business Day (each an "Adjustment Date") after receipt by the Administrative Agent of quarterly financial statements for GTA and the other Credit Parties and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of GTA and the other Credit Parties as of the most recent fiscal quarter end. Subject to
Section 3.1(c), in the event such financial statements and certificate of covenant compliance are not delivered within the time required by Sections 7.1 and 7.2, the Applicable Margin shall be the highest Applicable Margin set forth above until the Adjustment Date following the delivery of such financial statements and certificate or evidence of covenant compliance, as applicable.

      Notwithstanding the foregoing, at such time as the Borrower or GTA obtains an investment-grade senior debt rating by Moody's AND S&P (the "Dual Rating") and for so long as the Borrower or GTA retains such Dual Rating, the Applicable Margin shall be determined by reference to the lower of Moody's or S&P's ratings thereof in accordance with the following pricing matrix:

            Senior Debt Rating                  Applicable Margin Per Annum
            ------------------                  ---------------------------
            BBB/Baa2 or higher                              1.25%
            BBB-/Baa3                                       1.35%

; PROVIDED, that, in the event the Borrower or GTA obtains an investment-grade senior debt rating by either Moody's (Baa3 or higher) OR S&P (BBB- or higher) (the "Senior Rating"), and provided the rating of the other rating agency is not less than the grade immediately below investment grade (I.E., Ba1 if Moody's and BB+ if S&P) (the "Junior Rating" and collectively with the Senior Rating, the "Combined Rating")) and for so long as the Borrower or GTA retains such Combined Rating, the Applicable Margin shall be 1.50% per annum. In the event the Borrower or GTA, as applicable, loses (i) the Dual Rating or (ii) the Senior Rating or the Junior Rating, as applicable, the Applicable Margin shall thereafter be determined by reference to the Leverage Ratio as provided above until such time as the Borrower or GTA obtains a Dual Rating or a Combined Rating.

      (c) DEFAULT RATE. Upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request or Convert to Eurodollar Loans, (ii) all outstanding Eurodollar Loans may at the option of the Administrative Agent and shall at the direction of the Required Lenders bear interest at a rate per annum which shall be two percent (2%) in excess of the rate then applicable to Eurodollar Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

      (d) INTEREST PAYMENT AND COMPUTATION. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each month, commencing April 30, 1999, and on the Termination Date. Interest on each Eurodollar Loan shall be payable in arrears on the last day of each applicable Interest Period and on the Termination Date. All interest rates, fees and commissions provided under this Agreement shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed.

      (e) MAXIMUM RATE. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest under this Agreement in excess of the highest rate permissible under Applicable Law, the rate in effect under this Agreement shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative
Agent's option promptly refund to the Borrower any interest received by Lenders in excess of the maximum rate permitted by Applicable Law or shall apply such excess to the principal balance of the Obligations if permitted by Applicable Law (in either event, the Administrative Agent shall advise the Borrower in writing promptly of its decision). It is the intent of this Agreement that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

      SECTION 3.2 NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF LOANS. Provided that no Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) Convert at any time all or any portion of its outstanding Base Rate Loans in a principal amount equal to $500,000 or any whole multiple of $100,000 in excess thereof into one or more Eurodollar Loans, and (b) upon the expiration of any Interest Period, (i) Convert all or any part of its outstanding Eurodollar Loans in a principal amount equal to $500,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans, or (ii) continue such Eurodollar Loans as Eurodollar Loans. Whenever the Borrower desires to Convert or continue Loans as provided immediately above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as EXHIBIT D (a "Notice of Conversion/Continuation") not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed Conversion or continuation of such Loan is to be effective specifying
(A) the Loans to be Converted or continued, and, in the case of any Eurodollar Loan to be Converted or continued, the last day of the Interest Period therefor,
(B) the effective date of such Conversion or continuation (which shall be a Business Day), and (C) the principal amount of such Loans to be Converted or continued. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

      SECTION 3.3  FEES.

      (a) UNUSED FEE. Commencing on June 30, 1999, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable fee at a rate per annum equal to 0.20% on the average daily unused portion of the Aggregate Commitment exclusive of Letter of Credit Obligations. The commitment fee shall be payable quarterly in arrears on the last Business Day of each quarter during the term of this Agreement commencing March 31, 1999, and on the Termination Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders PRO rata in accordance with the Lenders' respective Commitment Percentages.

      (b) ADMINISTRATIVE AGENT'S AND OTHER FEES. The Borrower shall pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated December 21, 1998.

      SECTION 3.4      PAYMENT.

      (a) MANNER OF PAYMENT. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) PRO RATA in accordance with their respective Commitment Percentages, in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. On the Business Day that each such payment is deemed made, the Administrative Agent shall distribute to each Lender at its address for notices set forth in this Agreement its PRO RATA share of such payment in accordance with this Section
3.4 such Lender's Commitment Percentage and shall wire advice of the amount of such credit to each Lender; PROVIDED that if the Administrative Agent fails to distribute such funds on the date on which any payment is deemed made, the Administrative Agent shall pay interest thereon at the Federal Funds Rate from the date such payment is received until the date such funds are distributed by the Administrative Agent. Each payment to the Administrative Agent of the Administrative Agent's fees or the expenses of the Administrative Agent or the Issuing Lender shall be made for the account of the Administrative Agent. Each payment to the Administrative Agent of the Issuing Lender's fees or L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Any amount payable to any Lender under Sections 3.7, 3.8,
3.12 or 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender.

      (b) CREDITING OF PAYMENTS AND PROCEEDS. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 11.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower under this Agreement, second, to all indemnity obligations then due and payable by the Borrower under this Agreement, and third, to all Administrative Agent's fees, all commitment and other fees and commissions then due and payable by Borrower under this Agreement, accrued and unpaid interest on the Notes, any termination payments due from Borrower in respect of a Hedging Agreement with any Lender and the principal amount of the Notes (all such amounts to be allocated PRO RATA in accordance with all such amounts due), in that order.

      SECTION 3.5      RIGHT OF SET-OFF; ADJUSTMENTS.

      (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

      (b) If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 3.5 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

      SECTION 3.6 NATURE OF OBLIGATIONS OF LENDERS REGARDING EXTENSIONS OF CREDIT; ASSUMPTION BY THE ADMINISTRATIVE AGENT. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations under this Agreement), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with
Section 2.2(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount of such Lender's Commitment Percentage of such borrowing, TIMES (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, TIMES (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 3.6 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the Adjusted Eurodollar Rate, on demand, from the Borrower. The failure of any Lender (a "Defaulting Lender") to make its Commitment Percentage of any Loan available shall not relieve it or any other Lender of its obligation, if any, under this Agreement to make its Commitment Percentage of such Loan available to Borrower on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the applicable borrowing date.

      SECTION 3.7 INDEMNITY. The Borrower hereby indemnifies each of the Lenders against any reasonable and actually incurred loss or expense which arises or is directly attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due under this Agreement in connection with a Loan,
(b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Borrowing, or (c) due to any payment or prepayment of any Loan on a date other than the date specified for such payment in the applicable Notice of Repayment; provided, however, the Borrower shall have no such obligation to any Lender who is a Defaulting Lender. The amount of such reasonable and actually incurred loss or expense shall be determined, in the applicable Lender's sole reasonable discretion, based upon the condition that such Lender funded its Commitment Percentage of the Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

      SECTION 3.8      INCREASED COST AND REDUCED RETURN.

      (a) If, after the date of this Agreement, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency; excepting, however, any such change occasioned by such Lender's default or non-compliance with such applicable rules:

            (i)     shall subject such Lender (or its Applicable Lending
      Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Letters of Credit, its Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

            (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender under this Agreement; or

            (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand (and a full written explanation for the increase) such amount or amounts solely applicable to its Loan or in relationship of its Loan to other loans of such Lender as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this
Section 3.8, the Borrower may, in its sole discretion, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar Loans until the event or condition giving rise to such request ceases to be in effect; PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested, if applicable, subject to the foregoing conditions and caveats.

      (b) If, after the date of this Agreement, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations under this Agreement to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

      (c) Each Lender shall promptly notify the Borrower and the Administrative Agent in writing of any event of which it has knowledge, occurring after the date of this Agreement, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall promptly furnish to the Borrower and the Administrative Agent a written statement setting forth the additional amount or amounts to be paid to it under this Agreement which (subject to the terms of this Agreement) shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      SECTION 3.9 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period the Administrative Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, then the Administrative Agent shall give the Borrower prompt written notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans or continue Eurodollar Loans, and the Borrower shall, at its election, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, prepay such Eurodollar Loans, or Convert such Eurodollar Loans into Base Rate Loans, or prepay the Obligations in full and terminate this Agreement.

      SECTION 3.10 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans under this Agreement, then such Lender shall promptly notify the Borrower thereof in writing and such Lender's obligation to make or continue Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.11 shall be applicable).

      SECTION 3.11 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make or continue Eurodollar Loan shall be suspended pursuant to
Section 3.9 or 3.10 and unless such Eurodollar Loans are paid, until such Lender gives prior written notice to the Borrower as provided below that the circumstances specified in Section 3.9 or 3.10 no longer exist:

      (a) to the extent that such Lender's Eurodollar Loans have been so Converted into Base Rate Loans, all payments and prepayments of principal that would otherwise be applied to the Eurodollar Loans shall be applied instead to its Base Rate Loans; and

      (b) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives written notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.9 or 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) such Lender's Base Rate Loans may be Converted to Eurodollar Loans.

      SECTION 3.12 COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable, good faith opinion of such Lender) to compensate it for any reasonable and actually incurred loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

      (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 11.2 and any increase in the Aggregate Commitment pursuant to Section 2.6) on a date other than the last day of the Interest Period for such Loan; or

      (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article V to be satisfied) to borrow or prepay a Eurodollar Loan on the date for such borrowing or prepayment specified in the relevant Notice of Borrowing or Notice of Repayment under this Agreement.

      SECTION 3.13      TAXES.

      (a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent under this Agreement or under or in respect of any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or under or in respect of any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.13) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement by the Borrower or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.13) properly paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

      (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages of this Agreement and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue
Code), certifying to the Administrative Agent and the Borrower that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

      (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 3.13(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.13(a) or 3.13(b) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required under this Agreement, the Borrower shall take such reasonable steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

      (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.13, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

      (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

      (h) Without prejudice to the survival of any other agreement of the Borrower arising in connection with this Agreement, the agreements and obligations of the Borrower contained in this Section 3.13 shall survive the termination of the Commitments and the payment in full of the Notes.

      SECTION 3.14 REIT STATUS. GTA has made an election to be treated as a "real estate investment trust" under Sections 856 through 860 of the Code and will not hereafter (i) revoke such election, (ii) take or fail to take any action that will cause such election to be terminated or to cease to be valid at any time, (iii) incur liability for any excise tax under Section 4981 of the Code or (iv) incur liability for any prohibited transaction under
Section 857(b) of the Code.

      SECTION 3.15 SENIOR DEBT. The Obligations of the Borrower under this Agreement and the obligations and indebtedness of the Borrower under the Bridge Facility constitute senior Debt and shall be PARI PASSU subject only to the restrictions on prepayment provided for in Section 2.3(d).

                                   ARTICLE IV

                                    GUARANTY

      SECTION 4.1 GUARANTY OF OBLIGATIONS OF THE GUARANTORS. Each of the Guarantors hereby jointly and severally unconditionally guarantees to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders, and their permissible respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise as permitted under this Agreement, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrower to the Administrative Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

      SECTION 4.2 NATURE OF GUARANTY. Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Agreement shall be primary, absolute and unconditional, irrespective of, and unaffected by:

      (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower is or may become a party;

      (b) the absence of any action to enforce this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Agreement or any other Loan Document;

      (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

      (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Aggregate Commitment. Each Guarantor expressly waives all rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, ET SEQ. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. Each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, any Guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into this Agreement.

      SECTION 4.3 DEMAND BY THE ADMINISTRATIVE AGENT. In addition to the terms set forth in Section 4.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable in accordance with the terms of this Agreement, then the Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available federal funds to an account designated by the Administrative Agent or at the address referenced in this Agreement for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

      SECTION 4.4      WAIVERS. In addition to the waivers contained in
Section 4.2, each Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Administrative Agent or the

Lenders of, this Guaranty. Each Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

      SECTION 4.5 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective successors, transferees, endorsees and assigns, and nothing in this Agreement contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons, any reference to any "Administrative Agent" or "Lenders" in this Agreement shall be deemed to refer equally to such Person or Persons.

      SECTION 4.6 MODIFICATION OF LOAN DOCUMENTS ETC. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

      (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

      (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

      (c)     amend or modify, in any manner whatsoever, the Loan Documents;

      (d) extend or waive the time for performance by the Guarantors, the Borrower or any other Person of, or compliance with, any term, covenant or agreement (other than this Guaranty) on its part to be performed or observed under a Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

      (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of any Guarantor or the Borrower to the Administrative Agent or the Lenders;

      (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantors or the Borrower to the Administrative Agent or any Lender;

      (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantors or the Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

      (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantors or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its discretion;

then neither the Administrative Agent nor any Lender shall incur any liability to the Guarantors as a result thereof, and no such action shall impair or release the obligations of the Guarantors under this Agreement.

      SECTION 4.7 REINSTATEMENT. Each Guarantor agrees that if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid by the Administrative Agent or Lender to the Borrower, their estate, trustee, receiver or any other party, including, without limitation, such Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, such Guarantor's liability under this Agreement shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment.

      SECTION 4.8 WAIVER OF SUBROGATION AND CONTRIBUTION. Each Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against the Borrower that arise from the existence or performance of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against the Borrower security or collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made under this Agreement or otherwise, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

      SECTION 4.9 REMEDIES. Upon the occurrence of any Event of Default, the Administrative Agent may enforce against any Guarantor its obligations and liabilities under this Agreement and exercise such other rights and remedies as may be available to the Administrative Agent under this Agreement, the other Loan Documents or applicable law.

      SECTION 4.10 LIMIT OF LIABILITY. The obligations of each Guarantor under this Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                                    ARTICLE V

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

      SECTION 5.1 CLOSING. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P. in Charlotte, North Carolina at 10:00 a.m. on March 31, 1999 or at such other place and on such other date as the parties hereto shall mutually agree.

      SECTION 5.2 CONDITIONS TO CLOSING AND INITIAL LOAN. The obligation of the Lenders to close this Agreement and to make the initial Loan and of the Issuing Lender to issue any Letter of Credit is subject to the satisfaction of each of the following conditions:

      (a) EXECUTED LOAN DOCUMENTS. This Agreement and the Notes, in form and substance satisfactory to the Administrative Agent and each Lender shall have been duly authorized, executed and delivered by the Borrower and each other Credit Party, as applicable, shall be in full force and effect, no Default or Event of Default shall exist, and the Borrower and each other Credit Party, as applicable, shall have delivered original counterparts thereof to the Administrative Agent.

      (b) INSURANCE. The Administrative Agent shall have received certificates of insurance and, if requested, certified copies of insurance policies in the form required under Section 8.3 and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

      (c) TITLE INSURANCE. The Administrative Agent shall have received a copy of the owner's or leasehold title insurance policy, or a binding commitment for the issuance of such policy, with respect to each Eligible Property.

      (d)     CLOSING CERTIFICATES; ETC.

            (i) CERTIFICATE OF GTA. The Administrative Agent shall have received a certificate from the chief executive officer or chief financial officer of GTA, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete to the best knowledge of such Person; that to the best knowledge of such Person none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that to the best knowledge of such Person the Borrower has satisfied each of the closing conditions.

            (ii) CERTIFICATE OF SECRETARY OF THE GENERAL PARTNER. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of GTA GP, in its capacity as the Managing General Partner of the Borrower certifying on behalf of the Borrower that attached thereto is a true and complete copy of the Certificate of Limited Partnership of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of formation and a true and complete copy of the Agreement of Limited Partnership of the Borrower and all amendments thereto; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of GTA GP authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party; and as to the incumbency and genuineness of the signature of each officer of GTA GP executing Loan Documents to which the Borrower is a party.

            (iii) CERTIFICATE OF SECRETARY OF EACH GUARANTOR. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Guarantor certifying that attached thereto is a true and complete copy of the articles of incorporation of such Guarantor and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Guarantor as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Guarantor authorizing the borrowings contemplated under this Agreement and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such Guarantor executing Loan Documents to which it is a party.

            (iv) CERTIFICATES OF EXISTENCE. The Administrative Agent shall have received long-form certificates as of a recent date of the good standing of the Borrower and each Guarantor under the laws of its jurisdiction of organization and each other jurisdiction where such Person is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

            (v) OPINIONS OF COUNSEL. The Administrative Agent shall have received favorable opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Lenders shall reasonably request.

            (vi) TAX FORMS. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by
      Section 3.13(d) of this Agreement.

            (vii) POOL VALUATION CERTIFICATE. The Administrative Agent shall have received a Pool Valuation Certificate properly completed and executed by the Borrower, setting forth the Pool Value, the amount of which shall be equal to or greater than 1.75 times the aggregate amount of all unsecured Debt of the Credit Parties (including the amount of the outstanding Obligations (after giving effect to the Loans to be advanced to the Borrower and Letters of Credit to be issued on the Closing Date).

      (e)   CONSENTS; DEFAULTS.

            (i) GOVERNMENTAL AND THIRD PARTY APPROVALS. All necessary approvals, authorizations and consents, if any be required, of any Person and of all Governmental

      Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained.

            (ii) NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

            (iii) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing.

      (f) FINANCIAL STATEMENTS. The Administrative Agent shall have received the most recent audited Consolidated financial statements of the Credit Parties, all in form and substance satisfactory to the Administrative Agent.

      (g) PAYMENT AT CLOSING; FEE LETTER. There shall have been paid by the Borrower to the Administrative Agent and the Lenders the fees set forth or referenced in Section 3.3 and any other accrued and unpaid fees or commissions due under this Agreement (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the fee letter agreement referred to in Section 3.3(b).

      (h)     MISCELLANEOUS.

            (i) NOTICE OF BORROWING. The Administrative Agent shall have received a Notice of Borrowing from the Borrower and identification of the account or accounts into which the proceeds of such Loans are to be disbursed.

            (ii) PROCEEDINGS AND DOCUMENTS. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

            (iii) DUE DILIGENCE AND OTHER DOCUMENTS. The Borrower shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests, certified by a secretary or assistant secretary of GTA, in its capacity as the Borrower's managing general partner, as a true and correct copy thereof.

      SECTION 5.3 CONDITIONS TO ALL LOANS. The obligation of the Lenders to make any Loan and the obligation of the Issuing Lender to issue any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing or issuance date:

      (a) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VI shall be true and correct in all material respects, and shall be deemed to be remade, on and as of such borrowing date with the same effect as if made on and as of such date.

      (b) NO EXISTING DEFAULT. No Default or Event of Default shall have occurred and be continuing under this Agreement (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issue date with respect to any Letter of Credit or after giving effect to such Letter of Credit on such date.

      (c) OFFICER'S COMPLIANCE CERTIFICATE; ADDITIONAL DOCUMENTS. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.

      (d) AVAILABILITY. After giving effect to the requested Loan or Letter of Credit, the outstanding Extensions of Credit will not exceed (i) with respect to a Loan, the amount available pursuant to Section 2.1 and (ii) with respect to a Letter of Credit, the amount available pursuant to Section 2A.1.

      (e) POOL VALUATION CERTIFICATE. The Administrative Agent shall have received a Pool Valuation Certificate properly completed and executed by the Borrower, setting forth the Pool Value, the amount of which shall be equal to or greater than 1.75 times the aggregate amount of all unsecured Debt of the Credit Parties (including the amount of all Obligations outstanding after giving effect to the requested Loan or Letter of Credit).

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      SECTION 6.1 REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent to enter into this Agreement and the Lenders to make the Loans and issue or participate in the Letters of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that:

      (a) ORGANIZATION; POWER; QUALIFICATION. Each of the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and in which the failure to qualify would have a Material Adverse Effect. The jurisdictions in which the Credit Parties are qualified to do business are described on SCHEDULE 6.1(a).

      (b)     OWNERSHIP. The Subsidiaries of the Borrower are set forth on
SCHEDULE 6.1(b). GTA owns no Subsidiary other than GTA GP, GTA LP and the Borrower. Neither GTA GP nor GTA LP owns any Subsidiary other than the Borrower. The capitalization of the Guarantors is described on SCHEDULE 6.1(b). All outstanding shares of stock of the Guarantors have been duly authorized and validly issued and are fully paid and nonassessable.

      (c) AUTHORIZATION OF AGREEMENT, LOAN DOCUMENTS AND BORROWING. Each of the Credit Parties has the right, power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party and the borrowings hereunder and the transactions contemplated hereby and thereby, in each case in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Guarantor and of the duly authorized general partner of the Borrower, and each such document constitutes the legal, valid and binding obligation of each of the Credit Parties, to the best of its knowledge, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

      (d) COMPLIANCE OF AGREEMENT, LOAN DOCUMENTS AND BORROWING WITH LAWS, ETC. The execution, delivery and performance by each of the Credit Parties of the Loan Documents to which such Person is a party, in accordance with their respective terms, the borrowings under this Agreement and the transactions contemplated hereby and thereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to any Credit Party, (ii) conflict with, result in a breach of or constitute a default under the agreement of limited partnership of the Borrower, the articles of incorporation, bylaws or other organizational documents of any Guarantor or any indenture, agreement or other instrument to which any Credit Party is a party or by which any of its properties may be bound or any Governmental Approval relating to any Credit Party, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Credit Party other than Liens arising under the Loan Documents.

      (e) COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. Each of the Credit Parties, to the best of its knowledge, (i) has all material Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, to the extent such failure to comply would have a Material Adverse Effect on the Credit Parties.

      (f) TAX RETURNS AND PAYMENTS. Each of the Credit Parties has duly filed (or will duly file in accordance with

Applicable Laws) or caused (or will cause in accordance with Applicable Laws) to be filed all federal, state, local and other tax returns required by Applicable Law (including the provisions of the Code and the regulations thereunder relating to "real estate investment trusts") to be filed, and has paid (or will pay in accordance with Applicable Laws), or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable. No Governmental Authority has asserted any Lien or other claim against any Credit Party with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of each of the Credit Parties in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of each Credit Party are in the judgment of such Person adequate, and such Person does not anticipate any additional taxes or assessments for any of such years.

      (g)     ENVIRONMENTAL MATTERS.

            (i) The golf course properties of the Credit Parties do not contain, and to its knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of, or (B) could give rise to liability under, applicable Environmental Laws, except as otherwise set forth in the Environmental Assessment Reports;

            (ii) The golf course properties of the Credit Parties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such golf course properties or such operations which could interfere with the continued operation of such golf course properties or impair the fair saleable value thereof, except as otherwise set forth in the Environmental Assessment Reports;

            (iii) No Credit Party has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any golf course property or the operations conducted in connection therewith, nor does any Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened, except as otherwise set forth in the Environmental Assessment Reports;

            (iv) Hazardous Materials have not been transported or disposed of from the golf course properties of any Credit Party in violation of, or in a manner or to a location which could give rise to liability under, applicable Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such golf course properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws, except as otherwise set forth in the Environmental Assessment Reports;

            (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of any Credit Party, threatened, under any applicable Environmental Law to which any Credit Party is or will be named as a party with respect to such golf course properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to such golf course properties or such operations, except as set forth in the Environmental Assessment Reports; and

            (vi) There has been no release, or to the best of any Credit Party's knowledge, the threat of release, of Hazardous Materials at or from such properties, in violation of or in amounts or in a manner that could give rise to liability under applicable Environmental Laws, except as set forth in the applicable Environmental Assessment Reports.

      (h)     ERISA.

            (i) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on SCHEDULE 6.1(h);

            (ii) the Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under
      Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

            (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

            (iv)    Neither the Borrower nor any ERISA Affiliate has:
      (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

            (v) No Termination Event has occurred or is reasonably expected to occur; and

            (vi) No proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate, (B) Pension Plan, or
      (C) Multiemployer Plan.

      (i) ELIGIBLE PROPERTIES. With respect to each Eligible Property as of the date hereof and as of the date of each Pool Value Certificate:

            (i) No portion of any improvements on any such Eligible Property is located in an area identified on a flood hazard map or flood insurance rate map issued by the Secretary of Housing and Urban Development or the Federal Emergency Management Agency, or any successor thereto, as a special flood hazard area, or, if located within any such area, the Borrower has obtained and will maintain on such Eligible Property an appropriate flood insurance policy meeting the requirements of the National Flood Insurance Program.

            (ii) To the Borrower's knowledge, each such Eligible Property and the development, use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws and other laws regulating the development, use and occupancy of real property and applicable to such Eligible Property.

            (iii) Each such Eligible Property is served by all utilities required for the current and contemplated uses thereof. All utility service is provided by public utilities and such Eligible Property has accepted or is equipped to accept such utility service.

            (iv) All public roads and streets necessary for service of and access to each such Eligible Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

            (v) Each such Eligible Property is served by public water and sewer systems. All liquid and solid waster disposal, septic and sewer systems located on each such Eligible Property are in a good and safe condition and repair and are in compliance with all Applicable Laws with respect to such systems.

            (vi) Each such Eligible Property is free of any patent or, to the best knowledge of the Credit Parties, latent structural or other material defect or deficiency. Each Eligible Property is free of damage and waste that would materially and adversely affect its value, is in good repair and there is no deferred maintenance other than ordinary wear and tear. Each such Eligible Property is free from damage caused by fire or other casualty. There is no pending or, to the best knowledge of the Credit

       Parties after due inquiry, threatened condemnation proceedings affecting any such Eligible Property, or any material part thereof.

            (vii) All improvements on each such Eligible Property lie within the boundaries and building restrictions of the legal description of record of such Eligible Property and no such improvements encroach upon any adjoining property, other than encroachments for which the applicable Credit Party has obtained a written waiver from the owner of the adjoining property or permit from the appropriate Governmental Authority, which permit or waiver is in form and substance satisfactory to the Administrative Agent. No improvements on adjoining properties encroach upon such Eligible Property or easements benefiting such Eligible Property. All amenities, access routes or other items that benefit such Eligible Property are under direct control of the applicable Credit Party, constitute permanent or non-terminable easements that benefit all or part of such Eligible Property or are public property, and such Eligible Property, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

            (viii) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting any such Eligible Property, except to the extent such items are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

      (j) MARGIN STOCK. The Borrower is not engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or the Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

      (k) GOVERNMENT REGULATION. The Borrower is not an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

      (l) MATERIAL CONTRACTS. SCHEDULE 6.1(l) sets forth a complete and accurate list of all Material Contracts of the Credit Parties in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in SCHEDULE 6.1(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, to the best of each Credit Party's knowledge, in full force and effect in accordance with the terms thereof. The Borrower has delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on SCHEDULE 6.1(l).

      (m) FINANCIAL STATEMENTS. The (i) audited Consolidated balance sheet of the Credit Parties as of December 31, 1997 and the related statements of income and retained earnings and cash flows for the period then ended and (ii) unaudited Consolidated balance sheet of the Credit Parties as of September 30, 1998 and related unaudited interim statements of revenue and retained earnings, copies of which have been furnished to the Administrative Agent and each Lender, are, and all financial statements hereafter delivered to the Administrative Agent or any Lender, whether pursuant to Article VII or otherwise, shall be, complete and correct in all material respects and fairly present the assets, liabilities (including, without limitation, material contingent liabilities) and financial position of the Credit Parties as at such dates, and the results of the operations and changes of financial position for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been, or will be, as the case may be, prepared in accordance with GAAP. The Credit Parties have and shall have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

      (n) NO MATERIAL ADVERSE CHANGE. Since December 31, 1997 there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Credit Parties and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

      (o) SOLVENCY. As of the Closing Date and after giving effect to each Extension of Credit made under this Agreement, each of the Credit Parties will be Solvent.

      (p) TITLES TO PROPERTIES. Each Credit Party has such title to the real property owned by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the Consolidated balance sheet of the Credit Parties delivered pursuant to Section 6.1(m), except those which have been disposed of by the Credit Parties subsequent to such date, which dispositions have been in the ordinary course of business or as otherwise expressly permitted under this Agreement.

      (q) LIENS. None of the properties and assets of any Credit Party is subject to any Lien, except Permitted Liens that are more specifically identified on Schedule 6.1(q). No financing statement under the Uniform Commercial Code of any state which names any Credit Party or any of its trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and no Credit Party has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens permitted by Section 10.3.

      (r) DEBT AND CONTINGENT OBLIGATIONS. SCHEDULE 6.1(r) is a complete and correct listing of all existing Debt and Contingent Obligations of the Credit Parties. The Credit Parties have performed and are in compliance with all of the terms of such Debt and Contingent Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of any Credit Party exists with respect to any such Debt or Contingent Obligation.

      (s) LITIGATION. Except as set forth on SCHEDULE 6.1(s), there are no actions, suits or proceedings pending after service on any of the Credit Parties nor, to the knowledge of the Credit Parties, threatened against or in any other way relating adversely to or affecting any of the Credit Parties or any of their properties in any court or before any arbitrator of any kind or before or by any Governmental Authority.

      (t) ABSENCE OF DEFAULTS. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Credit Party under any Material Contract or judgment, decree or order to which any Credit Party is a party or by which such Credit Party or any of its properties may be bound or which would require such Credit Party to make any payment thereunder prior to the scheduled maturity date therefor.

      (u) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data prepared by or on behalf of the Credit Parties and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No such document furnished or written statement made to the Administrative Agent or the Lenders by the Credit Parties in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading. None of the Credit Parties is aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as such Person can now foresee, could reasonably be expected to have a Material Adverse Effect.

      (v) JUDGMENTS. There are no judgments or orders for the payment of money outstanding against any Credit Party.

      (w) PARTICIPATING LEASES/INNISBROOK DOCUMENTS. To the best knowledge of the Credit Parties, and except with respect to the Osage National Participating Lease, no monetary default, and no non-monetary default which would have a material adverse effect on the enforcement thereof, exists under any Participating Lease or under the Innisbrook Note, the Innisbrook Loan Agreement or the Innisbrook Mortgage.

      SECTION 6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties set forth in this Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date and at and as of the date of each Loan and each issuance of a Letter of Credit, shall survive the Closing Date and the date of each such Loan and issuance, and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing under this Agreement.

                                   ARTICLE VII

                        FINANCIAL INFORMATION AND NOTICES

      Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11, the Credit Parties will furnish or cause to be furnished to the Lenders at their respective addresses as set forth on SCHEDULE 1, or such other office as may be designated by the Lenders from time to time:

      SECTION 7.1 FINANCIAL STATEMENTS.

      (a) QUARTERLY FINANCIAL STATEMENTS. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter, an unaudited Consolidated balance sheet of GTA and the other Credit Parties as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by GTA in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of GTA to present fairly in all material respects the financial condition of GTA and the other Credit Parties as of their respective dates and the results of operations of GTA and the other Credit Parties for the respective periods then ended, subject to normal year end adjustments.

      (b) ANNUAL FINANCIAL STATEMENTS. As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year, an audited Consolidated balance sheet of GTA and the other Credit Parties as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by an independent certified public accounting firm that is not qualified with respect to scope limitations imposed by GTA and the other Credit Parties or any of its Subsidiaries or with respect to accounting principles followed by GTA and the other Credit Parties not in accordance with GAAP or with respect to the financial impact of, or failure to take all appropriate steps to successfully address, year 2000 issues.

      SECTION 7.2 OFFICER'S COMPLIANCE CERTIFICATE. At each time financial statements are delivered pursuant to Section 7.1 (a) or (b) and at such other times as the Administrative Agent shall reasonably request, a certificate of the chief financial officer or the treasurer of GTA in the form of EXHIBIT E attached hereto (an "Officer's Compliance Certificate").

      SECTION 7.3 ACCOUNTANTS' CERTIFICATE. At each time financial statements are delivered pursuant to Section 7.1(b), a certificate of the Borrower's independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

      (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence;

      (b) including the calculations prepared by such independent public accountants required to establish whether or not the Credit Parties are in compliance with the financial covenants set forth in Article IX of this Agreement as at the end of each respective period; and

      (c) including a fully executed copy of a letter from such accountants to GTA expressly authorizing the Lenders to rely on the examination and report of such independent public accountants with respect to the audited financial statements of the Credit Parties as of and for such Fiscal Year then ending.

      SECTION 7.4  OTHER REPORTS.

      (a) Within thirty (30) days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Borrower sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which GTA files with the Securities and Exchange Commission (including each report made on Form 8-K, 10-Q and 10-K) or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by GTA to the public; and

      (b) Such other information regarding the operations, business affairs and financial condition of the Credit Parties as the Administrative Agent or any Lender may reasonably request.

      SECTION 7.5 NOTICE OF LITIGATION AND OTHER MATTERS. Prompt (but in no event later than thirty (30) days after an executive officer of GTA obtains knowledge thereof) telephonic and written notice of:

      (a) the commencement of all material proceedings and material investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Credit Party or any of their respective properties, assets or businesses exceeding $250,000;

      (b) any notice of any material violation received by any Credit Party from any Governmental Authority including, without limitation, any notice of material violation of Environmental Laws;

      (c) any material labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Credit Party;

      (d) any attachment, judgment, lien, levy or order exceeding $250,000 that may be assessed against or threatened against any Credit Party;

      (e) (i) any Default or Event of Default, or (ii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which any Credit Party is a party or by which any Credit Party or any of their respective properties may be bound;

      (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all written notices received by any Credit Party or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all written notices received by any Credit Party or any ERISA Affiliate from a Multi-employer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, and (iv) any Credit Party obtaining written notice that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

      (g) promptly after receipt thereof, any written communication from the Internal Revenue Service which challenges GTA's status as a "real estate investment trust" within the meaning of Section 856 of the Code;

      (h) any event which makes any of the representations set forth in Section
6.1 inaccurate in any material respect; and

      (i) any monetary default, or non-monetary default which would have a material adverse effect on the enforcement thereof, under any Participating Lease or the Innisbrook Note or Innisbrook Mortgage.

      SECTION 7.6 ACCURACY OF INFORMATION. All written information, reports, statements and other papers and data furnished by or on behalf of any Credit Party to the Administrative Agent or any Lender (other than financial forecasts) respecting any Credit Party whether pursuant to this Article VII or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, to the best of such Credit Party's knowledge, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on the Credit Party's knowledge thereof.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.11, each Credit Party will, and will cause each of its Subsidiaries to:

      SECTION 8.1 PRESERVATION OF EXISTENCE AND RELATED MATTERS. Preserve and maintain its separate corporate or partnership existence, as applicable, and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or partnership and authorized to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

      SECTION 8.2 MAINTENANCE OF PROPERTY. Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks and service marks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

      SECTION 8.3  INSURANCE.

      (a) Keep its insurable properties adequately insured at all times; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with similarly-situated companies in the same or similar businesses and maintain such other insurance as may be required by Applicable Law, in each case with financially sound and reputable insurers reasonably acceptable to the Administrative Agent.

      (b) Require each lessee, pursuant to the related Participating Lease, and the Borrower under the Innisbrook Mortgage, to maintain comprehensive public liability insurance with amounts of coverage of not less than $3,000,000 per occurrence and in the aggregate.

      (c) On the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

      SECTION 8.4 ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

      SECTION 8.5 PAYMENT AND PERFORMANCE OF OBLIGATIONS. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; PROVIDED, that each Credit Party may contest any item described in this
Section 8.5(a) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

      SECTION 8.6 COMPLIANCE WITH LAWS AND APPROVALS. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business.

      SECTION 8.7 ENVIRONMENTAL LAWS. In addition to and without limiting the generality of Section 8.6, (i) comply with, and ensure such compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and
(iii) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of any Credit Party, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable and actually incurred attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

      SECTION 8.8 COMPLIANCE WITH ERISA. In addition to and without limiting the generality of Section 8.6, (a) comply with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multi-employer Plan, (c) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code, (d) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code, and (e) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

      SECTION 8.9 COMPLIANCE WITH AGREEMENTS. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Participating Lease or Material Contract; PROVIDED, that each Credit Party may contest any such lease, agreement or other instrument, including, without limitation, any Material Contract, in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

      SECTION 8.10  UNENCUMBERED POOL.

      (a) OWNERSHIP OF ELIGIBLE PROPERTIES IN UNENCUMBERED POOL. The Borrower will own at all times a minimum of seven (7) Eligible Properties (herein, the "Unencumbered Pool"). The aggregate Property Value, determined in accordance with Section 8.10(b), of the Eligible Properties in the Unencumbered Pool shall at all times equal or exceed an amount equal to 1.75 times the aggregate amount of unsecured Debt (including the Obligations hereunder) of the Credit Parties.

      (b)   DETERMINATION OF PROPERTY VALUE.

            (i) UNENCUMBERED POOL. The Unencumbered Pool as of the date of this Agreement, and the Property Value of each Eligible Property in the Unencumbered Pool (as of the date of this Agreement) shall be as set forth on SCHEDULE 8.10(b) hereto.

            (ii) SUBSEQUENTLY-ACQUIRED ELIGIBLE PROPERTIES. The Property Value of each Eligible Property, other than the Eligible Properties set forth on
      SCHEDULE 8.10(b), shall equal the Purchase Price of such Eligible Property; PROVIDED that (A) the Purchase Price is equal to or less than that amount which would be derived using a capitalization rate of not less than 9.00% (or conversely, a multiple not in excess of 11.11) based upon the Adjusted NOI [EBITDA] for such property; and (B) Net Income Before Coverage Ratio for such Eligible Property is at least 113.5% of the Adjusted NOI [EBITDA] for such Eligible Property.

            (iii) NON-CONFORMING ELIGIBLE PROPERTIES. The Property Value of each Eligible Property which does not conform to the criteria set forth in subsection (ii) above shall be determined as follows:

                  (A) The Property Value of any Eligible Property for which the acquisition cost is determined upon the basis of a capitalization rate lower than 9.00% (or conversely, a multiple in excess of 11.11) shall be equal to the Adjusted NOI [EBITDA] for such property times
            11.11 (I.E., that value which would be obtained by using a 9.00% capitalization rate);

                  (B) The Property Value of any Eligible Property for which Net
            Income Before Coverage Ratio is less than 113.5% of Adjusted NOI [EBITDA], shall be determined by dividing Net Income Before Coverage Ratio of such property by 113.5% and then dividing the resulting number by the greater of (1) a capitalization rate of 9.00% or (2) the actual capitalization rate used by the applicable Credit Party in determining the acquisition cost of such property; PROVIDED, HOWEVER, that upon the written request of the Borrower and delivery to the Administrative Agent of financial statements for a period of not less than 12 months showing that the Net Income Before Coverage Ratio (for such period) from such Eligible Property is at least 113.5% of the corresponding Adjusted NOI [EBITDA], the Property Value of such Eligible Property shall be equal to the lesser of (a) its acquisition cost or (b) the value that would be determined using paragraph (A), above; and PROVIDED, further, that the Borrower shall not be entitled to request more than one adjustment to the Property Value of any such Eligible Property.

            (iv) LEGENDS OF VIRGINIA. The aggregate Property Value of the Legends of Virginia Golf Courses shall be $20,000,000.

      (c) POOL VALUATION CERTIFICATE. The Borrower shall deliver to the Administrative Agent within forty-five (45) days after the end of each quarter a Pool Valuation Certificate properly completed and executed by the Borrower, setting forth the Pool Value as of the most recent quarter-end.

      (d)   EXCLUSION OF NON-PERFORMING OR DELINQUENT PROPERTIES.

            (i) Any Eligible Property shall cease to be an Eligible Property and shall no longer be included in the determination of the Pool Value if (A) the Gross Golf Revenues for any Seasoned Eligible Property for the two-quarter period ending on the last day of the quarterly period covered by any Pool Valuation Certificate are less than eighty-five percent (85%) of the Gross Golf Revenues for such Seasoned Eligible Property for the corresponding two-quarter period during the immediately preceding year, or
      (B) an insolvency proceeding shall be commenced by or against the lessee under the Participating Lease for such Eligible Property (or the obligor under the Innisbrook Note), (C) the lessee under the related Participating Lease for such Eligible Property (or the obligor under the Innisbrook
      Note) shall at any time be more than thirty (30) days delinquent in its required payments to the applicable Credit Party under such Participating Lease or Innisbrook Note, as applicable, or (D) any other material default shall occur under the Participating Lease (or the Innisbrook Note or Innisbrook Mortgage) and such default shall continue for a period of ninety (90) days or more. No such property shall be reinstated as an Eligible Property or included in the determination of the Pool Value without the prior written consent of the Required Lenders.

            (ii) Provided the Sandpiper Golf Course is closed during calendar year 1999 for a re-design of all or any portion of the golf course, the Sandpiper Golf Course shall not be required to comply with the quarterly Gross Golf Revenues requirement set forth in Section 8.10(d)(i) above until the earlier of (x) the quarter commencing July 1, 2001 or (y) the second full calendar quarter after the completion of the work and the reopening of the Sandpiper Golf Course for play. The lessee of the Sandpiper Golf Course shall continue to make its required payments to the applicable Credit Party under the related Participating Lease.

            (iii) Oyster Bay shall cease to be an Eligible Property unless the Borrower shall, not later than April 30, 1999, cause the Lessor's Estoppel Agreement substantially in the form attached hereto as EXHIBIT K to be fully executed and delivered to the Administrative Agent. Oyster Bay shall not thereafter be included as an Eligible Property until such Lessor's Estoppel Agreement is fully executed and delivered to the Administrative Agent.

      SECTION 8.11 VISITS AND INSPECTIONS. Upon reasonable prior notice, permit representatives of the Administrative Agent or any Lender, from time to time during normal business hours, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

      SECTION 8.12 SUBSIDIARIES. Concurrently with the creation or acquisition of any Subsidiary (a) cause it to execute and deliver to the Administrative Agent a supplement to the Guaranty substantially in the form of EXHIBIT G hereto, and (b) cause to be delivered to the Administrative Agent such other documents as the Administrative Agent or Required Lenders shall reasonably request in connection therewith, including, without limitation, officers' certificates, financial statements, opinions of counsel, resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 5.2.

      SECTION 8.13 FURTHER ASSURANCES. Perform, make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.

      SECTION 8.14 LINE OF BUSINESS. Continue to have as its primary business the acquisition but not construction of golf courses and related improvements (such improvements not to include accommodations) and the leasing of such golf courses and related improvements to independent lessees; provided that to the extent the improvements related to any golf course property include a hotel, motel, condominiums or other lodging (collectively, "accommodations"), such accommodations shall not constitute a material portion, in the judgment of the Required Lenders, of the Property Value of the golf course and related improvements.

      SECTION 8.15 PARTICIPATING LEASES. Cause each Participating Lease hereafter entered into by any Credit Party to include a capital expenditure reserve of at least two percent (2%) of the annual Gross Golf Revenues from the relevant golf course property, which reserve amount shall be used by the relevant lessee solely as set forth in such Participating Lease.

      SECTION 8.16 YEAR 2000 COMPLIANCE. Each Credit Party has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Such Credit Party (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Each Credit Party reasonably believes that all computer


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

applications (including those of its suppliers and vendors) that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect on the Credit Parties. The Borrower will promptly notify the Agent in the event any Credit Party discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect on the Credit Parties.


                                   ARTICLE IX

                               FINANCIAL COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 of this Agreement, GTA and the other Credit Parties (on a Consolidated basis) will not:

      SECTION 9.1 MINIMUM TANGIBLE NET WORTH. As of the end of any quarter, permit their Tangible Net Worth of GTA and its Consolidated Subsidiaries to be less than $250,000,000 plus 80% of the aggregate net cash proceeds of any issuance or offering of capital stock received by any Credit Party after the Closing Date.

      SECTION 9.2 LIABILITIES TO ASSETS RATIO. At any time, permit the Leverage Ratio to exceed 0.55 to 1.00.

      SECTION 9.3 INTEREST COVERAGE RATIO. As of the end of any quarter, permit the ratio of (a) EBITDA of GTA and its Consolidated Subsidiaries for such quarter then ended to (b) Interest Expense of GTA and its Consolidated Subsidiaries for the quarter then ended to be less than 2.50 to 1.00.

      SECTION 9.4 DEBT SERVICE COVERAGE RATIO. As of the end of any quarter, permit the ratio of (a) EBITDA of GTA and its Consolidated Subsidiaries for the quarter then ended to (b) Debt Service of GTA and its Consolidated Subsidiaries for the quarter then ended to be less than 2.00 to 1.00.

      SECTION 9.5 FIXED CHARGE COVERAGE RATIO. As of the end of any quarter, permit the ratio of (a) EBITDA of GTA and its Consolidated Subsidiaries for the quarter then ended to (b) Fixed Charges of GTA and its Consolidated Subsidiaries for the quarter then ended to be less than 1.50 to 1.00.


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

                                    ARTICLE X

                               NEGATIVE COVENANTS
                               ------------------

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 of this Agreement, none of the Credit Parties will:

      SECTION 10.1 LIMITATIONS ON DEBT. Create, incur, assume or suffer to exist any Debt except:

      (a)   The Obligations;

      (b) Other secured Debt of the Credit Parties; PROVIDED that (i) there shall be no recourse to the Borrower or any other Credit Party, directly or indirectly, for the payment of such Debt and or to any property of the Borrower or any other Credit Party, for the payment of such Debt (except to the property securing the Debt); and (ii) the aggregate amount of such Debt outstanding at any time shall not exceed twenty percent (20%) of the Consolidated tangible assets of the Credit Parties;

      (c) Debt of the Borrower arising under the Bridge Facility in the principal amount of up to $25,000,000; and

      (d) Any other non-revolving, unsecured Debt of the Borrower.

      As a condition precedent to the incurrence of or increase in the amount of any unsecured Debt of the Borrower, the Borrower shall deliver to the Administrative Agent a properly completed and executed Pool Valuation Certificate setting forth the Pool Value, which shall be at least 1.75 times the sum of the aggregate amount of all unsecured Debt of all Credit Parties (including the Obligations hereunder and Debt under the Credit Agreement referenced in Section 10.1(c)), after giving effect to the unsecured Debt to be incurred or increased

      SECTION 10.2 LIMITATIONS ON CONTINGENT OBLIGATIONS. Create, incur, assume or suffer to exist any Contingent Obligations except Contingent Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders.

      SECTION 10.3 LIMITATIONS ON LIENS. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

      (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired;


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


      (b) The claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than the greater of the applicable contractual period or sixty (60) days or (ii) which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

      (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation;

      (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary course of business;

      (e)   Equipment leases; and

      (f) Liens securing Debt permitted under Section 10.1(b).

      SECTION 10.4 LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, or enter into, directly or indirectly, any commitment or option in respect of the foregoing except for the following:

      (a) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within 120 days from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody's, (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency, or (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; and repurchase agreements issued by any Lender having a maturity of less than one year;

      (b) loans to officers of GTA, the aggregate amount of which outstanding at any one time shall not exceed one percent (1%) of Total Assets;

      (c) investments in golf course properties and related improvements;


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


      (d) investments in unconsolidated partnerships and joint ventures; the aggregate amount of such investment in such partnerships and joint ventures (including investments existing on the Closing Date) not to exceed five percent (5%) of Total Assets at any time;

      (e) loans to other Persons; PROVIDED that:

            (i) the proceeds of such loans will be used to construct improvements that are, or would become (as set forth below), part of a golf course property owned by the Credit Parties;

            (ii) the aggregate outstanding amount of such loans PLUS the amounts utilized for the construction of improvements to golf course properties to the extent permitted under Section 10.11 shall not exceed 10% of Total Assets at any time;

            (iii) the Person receiving such Loan shall have executed a promissory note in favor of the Borrower, in form and substance satisfactory to the Administrative Agent;

            (iv) the Borrower shall own the property on which the improvements are to be constructed or have a binding contractual right to purchase such property.

      (f) any other investment or acquisition, with the prior written consent of the Required Lenders.

      SECTION 10.5 LIMITATIONS ON MERGERS AND LIQUIDATION. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except in cases where a Credit Party is the surviving party in the merger, consolidation or combination.

      SECTION 10.6 LIMITATIONS ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests, any sale-leaseback or similar transaction and the forgiveness of any Debt), whether now owned or hereafter acquired except:

      (a)   the sale of inventory in the ordinary course of business; and

      (b) the sale of obsolete assets no longer used or usable in the business of the Credit Parties; and

      (c) the sale of any golf course property; PROVIDED that the proceeds of such sale, net of ordinary and customary closing costs (including, without limitation, professional fees), are contemporaneously applied to the prepayment of the outstanding principal balance of the Credit Facility.

      SECTION 10.7 LIMITATIONS ON DIVIDENDS AND DISTRIBUTIONS. During any Fiscal Year, declare or pay any dividends upon any of its capital stock, partnership units or other equity ownership interests; purchase, redeem, retire or otherwise acquire, directly or indirectly,


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


any of its capital stock, partnership units or other equity ownership interests, or make any distribution of cash, property or assets among the holders of its capital stock, partnership units or other equity ownership interests in an aggregate amount exceeding ninety-five percent (95%) of the Funds from Operations for such fiscal year, or if any Default shall have occurred and be continuing or would result from such distribution.

      SECTION 10.8   TRANSACTIONS WITH AFFILIATES. Except as permitted under
Section 10.4, directly or indirectly: (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates, or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are fully disclosed to and approved in writing by the Required Lenders and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

      SECTION 10.9 CERTAIN ACCOUNTING CHANGES. Change its Fiscal Year, or make any change in its accounting treatment and reporting practices except as required by GAAP.

      SECTION 10.10 RESTRICTIONS ON PREPAYMENTS. Voluntarily prepay any Debt (other than Obligations) or amend any instrument evidencing the Debt of any Credit Party if such amendment would have a Material Adverse Effect.

      SECTION 10.11 LIMITATIONS ON IMPROVEMENTS. Permit more than 10% of Total Assets LESS the aggregate outstanding amount of loans permitted under
Section 10.4(e) at such time, to be utilized at any one time for the construction of improvements to golf course properties, provided that compliance by the Credit Parties with this Section 10.11 shall be determined without regard for funds used to construct the renovations and improvements to the Sandpiper Golf Course.

      SECTION 10.12 RESTRICTIVE AGREEMENTS. Incur any Debt or enter into any other agreement on terms which include a negative pledge on any material asset or any other covenant more restrictive than the provisions of Articles IX and X hereof.

      SECTION 10.13 AMENDMENTS. Amend the Innisbrook Note, the Innisbrook Loan Agreement, the Innisbrook Mortgage, or any Qualified Ground Lease or Participating Lease with respect to any golf course property included in the Unencumbered Pool in any manner materially adverse to any Credit Party without the prior written consent of the Agents (it being understood that any amendment of a Participating Lease which reduces the rent, shortens the term, releases any guarantor of or collateral for the obligations of the lessee, amends the capital expenditure reserve provision or terminates the lease shall be materially adverse to such Credit Party).


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


                                   ARTICLE XI

                              DEFAULT AND REMEDIES

      SECTION 11.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

      (a) DEFAULT IN PAYMENT OF PRINCIPAL OF LOANS. The Borrower shall default in any payment of principal of any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

      (b) OTHER PAYMENT DEFAULT. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Note or the payment of any other Obligation, and such default shall continue unremedied for five (5) Business Days.

      (c) MISREPRESENTATION. Any representation or warranty made or deemed to be made by any Credit Party under this Agreement, any other Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

      (d) DEFAULT IN PERFORMANCE OF CERTAIN COVENANTS. Any Credit Party shall default in the performance or observance of any covenant or agreement contained in Articles IX or X of this Agreement.

      (e) DEFAULT IN PERFORMANCE OF OTHER COVENANTS AND CONDITIONS. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to such Credit Party by the Administrative Agent; or if such default cannot reasonably be cured within such period, the Borrower does not within such thirty (30)-day period commence such act or acts as shall be necessary to remedy the default and shall not cause such default to be cured within a reasonable time, not to exceed, in any event, one hundred twenty (120) days.

      (f) HEDGING AGREEMENT. Any termination payment shall be due by the Borrower under any Hedging Agreement and such amount is not paid within ten (10) Business Days of the due date thereof.

      (g) DEBT CROSS-DEFAULT. Any Credit Party shall (i) default in the payment of any Debt (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Debt was created, or (ii) be in material default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition


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


is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

      (h) OTHER CROSS-DEFAULTS. Any Credit Party shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract or any Participating Lease unless, but only as long as, the existence of any such default is being contested by such Credit Party in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Credit Party to the extent required by GAAP.

      (i) CHANGE IN CONTROL. (A) Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than GTA or Larry D. Young, shall obtain ownership or control, directly or indirectly, in one or more series of transactions of more than thirty percent (30%) of the partnership interests or other equity interests of the Borrower, or
(B) more than fifty percent (50%) of the board of directors of GTA shall change during any twelve month period, exclusive of any change of members resulting from the death or incompetency of board members.

      (j) CHANGE OF MANAGEMENT. W. Bradley Blair, II shall cease to serve as an executive officer of the Borrower and is not replaced by an individual acceptable to the Required Lenders within a period of one hundred twenty (120) days.

      (k) LOSS OF REIT STATUS. GTA shall default in the performance of the covenant contained in Section 3.14 of this Agreement.

      (l) VOLUNTARY BANKRUPTCY PROCEEDING. Any Credit Party shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due,
(vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

      (m) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against any Credit Party in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding

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


(including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

      (n) FAILURE OF AGREEMENTS. Any provision of this Agreement or of any other Loan Document (other than any usury savings clause, waiver or similar provision) shall for any reason cease to be valid and binding on any Credit Party or any such Person shall so state in writing, or this Agreement or any other Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms of this Agreement or thereof.

      (o) TERMINATION EVENT. The occurrence of any of the following events: (i) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $1,000,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event, or (iv) the Borrower or any ERISA Affiliate as employers under one or more Multi-employer Plan makes a complete or partial withdrawal from any such Multi-employer Plan and the plan sponsor of such Multi-employer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $100,000.

      (p) JUDGMENT. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $250,000 in any Fiscal Year shall be entered against any Credit Party by any court and such judgment or order shall continue undischarged or unstayed for a period of thirty (30) days.

      (q) EXECUTION OR ATTACHMENT. Any writ of execution, attachment or garnishment for an amount in excess of $250,000 shall be assessed against the assets of any Credit Party and such writ of execution, attachment or garnishment shall not be dismissed, discharged, stayed or quashed within thirty (30) days of issuance.

      (r) DEFAULT UNDER BRIDGE FACILITY. Any Event of Default shall exist under the Bridge Facility.

      SECTION 11.2 REMEDIES. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

      (a) ACCELERATION; TERMINATION OF FACILITIES. Declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all Letter of Credit Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other

Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or the issuance of Letters of Credit hereunder; PROVIDED, that upon the occurrence of an Event of Default specified in Section 11.1(l) or (m), the Credit Facility and the L/C Commitment shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding.

      (b) LETTERS OF CREDIT. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrower at such time to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

      (c) RIGHTS OF COLLECTION. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement (including, without limitation, those provided for in Article IV), the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.

      SECTION 11.3 RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given under this Agreement or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.


                                   ARTICLE XII

                            THE ADMINISTRATIVE AGENT

      SECTION 12.1    APPOINTMENT, POWERS, AND IMMUNITIES.
      (a) Each Lender hereby irrevocably appoints and authorizes NationsBank to act as its Administrative Agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically and respectively delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

      (b) The Administrative Agent shall administer the Credit Facility in the same manner as if the entire Aggregate Commitment were held by the Administrative Agent in its own portfolio. The Administrative Agent shall forward to the Lenders all documents received by the Administrative Agent from any Credit Party pursuant to the terms of this Agreement, unless such Credit Party is obligated under this Agreement to make delivery of such documents to the Lenders.

      (c) The Administrative Agent (which term as used in this sentence and in Section 12.5 and the first sentence of Section 12.6 of this Agreement shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations under this Agreement; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct or breach of an express agreement made by the Administrative Agent to any other Lender contained herein. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

      SECTION 12.2 RELIANCE BY AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) reasonably believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes of this Agreement unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 13.10. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; PROVIDED, HOWEVER, that the Administrative Agent shall not be required to take any action that exposes the


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


Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

      SECTION 12.3 DEFAULTS.   The Administrative Agent shall not be deemed
to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that any Lender receives such a notice of the occurrence of a Default or Event of Default, such Lender shall give prompt notice thereof to the Administrative Agent, the other Lenders and the Borrower. The Administrative Agent shall (subject to Section 12.2 of this Agreement) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, PROVIDED THAT, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

      SECTION 12.4 RIGHTS AS LENDER.   With respect to its Commitment and the
Loans made by it, the Administrative Agent (and any successor acting as Agent) in its capacity as a Lender under this Agreement shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or Affiliates as if it were not acting as Administrative Agent, and the Administrative Agent (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

      SECTION 12.5 INDEMNIFICATION.   The Lenders agree to indemnify the
Administrative Agent (to the extent not reimbursed under Section 3.7, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent under any Loan Document; PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified or from the breach of an express agreement or made by the Administrative Agent to any Lenders contained herein. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 13.2, to the extent that the

Administrative Agent is not promptly reimbursed for such reasonable and actually incurred costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

      SECTION 12.6 NON-RELIANCE ON AGENT AND OTHER LENDERS.   Each Lender
agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Agreement and to make Loans hereunder and to issue or participate in Letters of Credit hereunder and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent under this Agreement, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or Affiliates that may come into the possession of the Administrative Agent or any of their Affiliates.

      SECTION 12.7   RESIGNATION; REMOVAL OF AGENT; SUCCESSOR AGENTS.

      (a) RESIGNATION OF AGENT. The Administrative Agent may resign at any time by giving prior written notice thereof to the Lenders and the Borrower. The Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders or such appointee shall not have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be an Eligible Assignee having total assets of at least $25,000,000,000.

      (b) REMOVAL OF ADMINISTRATIVE AGENT. The Lenders may remove the Administrative Agent hereunder and appoint a successor Administrative Agent upon not less than thirty (30) days' prior written notice signed by Lenders whose Commitment Percentages equal sixty six and two thirds percent (66.67%) of the Aggregate Commitment exclusive of the Administrative Agent's Commitment, if (i) the Administrative Agent's Commitment is less than twenty million dollars ($20,000,000) and no Event of Default has occurred and is continuing or (ii) the Administrative Agent is grossly negligent or is guilty of willful misconduct in the performance of its duties hereunder, as determined in the reasonable discretion of the Lenders signing the foregoing written notice. If the Administrative Agent's Commitment is less than twenty million dollars ($20,000,000) and no Event of Default has occurred and is continuing, the Administrative Agent will tender its resignation as Administrative Agent.

      (c) SUCCESSOR AGENTS. Upon the acceptance of any appointment as Administrative Agent under this Agreement by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent upon written notice thereof to Borrower, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement excepting with respect to its willful misconduct or gross negligence occurring prior to its discharge. After any retiring Administrative Agent's resignation or removal under this Agreement as Administrative Agent, the provisions of this Article
12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

      SECTION 12.8 DOCUMENTATION AGENT AND SYNDICATION AGENT. The Documentation Agent and Syndication Agent, in their respective capacities as a documentation agent and a syndication agent, shall have no duties or responsibilities under this Agreement or any other Loan Document.


                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.1      NOTICES.

      (a) METHOD OF COMMUNICATION. Except as otherwise provided in this Agreement, all notices and communications under this Agreement shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service, and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

      (b) ADDRESSES FOR NOTICES. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

      If to the Borrower:           Golf Trust of America, L.P.
                                    c/o GTA
                                    14 North Adgers Wharf
                                    Charleston, South Carolina 29401
                                    Attention: W. Bradley Blair, II and
                                               Scott D. Peters
                                    Telephone No.: 843/723-4653
                                    Telecopy No.:  843/723-0479

      With copies to:               O'Melveny & Myers LLP
                                    275 Battery Street, 26th Floor
                                    San Francisco, California  94105
                                    Attention:     Peter T. Healy, Esq.
                                    Telephone No.: (415) 984-8833
                                    Telecopy No.:  (415) 984-8701



                                      70



      If to any Guarantor:          c/o Golf Trust of America, Inc.
                                    14 North Adgers Wharf
                                    Charleston, South Carolina 29401
                                    Attention: W. Bradley Blair, II and
                                               Scott D. Peters
                                    Telephone No.: 843/723-4653
                                    Telecopy No.:  843/723-0479

      If to NationsBank as          NationsBank, N.A.
      Administrative Agent          Commercial Banking
      or as Issuing Lender:         2501 Oak Street, 2nd Floor
                                    Myrtle Beach, South Carolina  29577-0807
                                    Attention:     Dale Zeglin
                                    Telephone No.: (843) 946-3259
                                    Telecopy No.:  (843) 946-3211

      If to any Lender:             To the Address set forth on
                                    SCHEDULE 1 hereto

      (c) ADMINISTRATIVE AGENT'S OFFICE. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent's Office referred to in this Agreement, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

      SECTION 13.2      EXPENSES; INDEMNIFICATION.

      (a) The Borrower agrees to pay on demand all reasonably and actually incurred costs and expenses of the Agents, NationsBanc Montgomery Securities LLC and the Lenders in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered under this Agreement, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent, NationsBanc Montgomery Securities LLC and the Lenders (including the cost of internal counsel) with respect thereto and with respect to advising the Administrative Agent or any Lender as to their rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all reasonably and actually incurred costs and expenses of the Agents and the Lenders, if any (including, without limitation, reasonable and actually incurred attorneys' fees and expenses and the reasonably and actually incurred cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered under this Agreement.

      (b) The Borrower agrees to indemnify and hold harmless each Agent and each Lender and each of their Affiliates (including, without limitation, NationsBanc Montgomery Securities LLC) and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable and actually incurred attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated in this Agreement or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 13.2 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Credit Party, its directors, shareholders or creditors or an Indemnified
Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against any Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated in this Agreement or the actual or proposed use of the proceeds of the Loans.

      (c) Without prejudice to the survival of any other agreement of the Borrower under this Agreement, the agreements and obligations of the Borrower contained in this Section 13.2 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

      SECTION 13.3 SET-OFF. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.10 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

      SECTION 13.4 GOVERNING LAW. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

      SECTION 13.5 CONSENT TO JURISDICTION. Each Credit Party hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations under this Agreement or thereunder, or the performance of such rights and obligations. Each Credit Party hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by either the Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations under this Agreement or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in
Section 13.1. Nothing in this Section 13.5 shall affect the right of either the Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of either the Agent or any Lender to bring any action or proceeding against any Credit Party or its properties in the courts of any other jurisdictions.

      SECTION 13.6 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, EACH AGENT, EACH LENDER AND EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      SECTION 13.7 REVERSAL OF PAYMENTS. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

      SECTION 13.8  INJUNCTIVE RELIEF; PUNITIVE DAMAGES.

      (a) Each Credit Party recognizes that in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Credit Party agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      (b) The Agents, the Lenders and the Credit Parties hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any judicial proceeding, dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), whether such Dispute is resolved through arbitration or judicially.

      (c) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

      SECTION 13.9 ACCOUNTING MATTERS. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by any Credit Party to determine compliance with any covenant contained in this Agreement, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrower, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrower and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

      SECTION 13.10  ASSIGNMENTS AND PARTICIPATIONS.

      (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); PROVIDED, HOWEVER, that

            (i) so long as no Default or Event of Default has occurred and is continuing, NationsBank's Commitment shall not be less than $20,000,000 and PROVIDED, FURTHER, that NationsBank shall promptly notify each of the other Lenders in writing if its Commitment is less than $20,000,000;

            (ii) each such assignment shall be to an Eligible Assignee;

            (iii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

            (iv) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and its Note;

            (v) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance in the form of EXHIBIT F hereto, together with any Note subject to such assignment and, except in cases of assignment to a Lender or an Affiliate of a Lender, a processing fee of $3,500; and

            (vi) the Borrower shall receive prior written notice thereof.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender under this Agreement and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement excepting with respect to any gross negligence or willful misconduct on the part of such assigning Lender prior to the date of such assignment. Upon the consummation of any assignment pursuant to this Section, the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.13.

      (b) The Administrative Agent shall maintain at its address referred to in
Section 13.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrower (or any of its agents or advisors) or any Lender at any reasonable time and from time to time upon reasonable prior notice.

      (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with the Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the parties thereto and to the Borrower.

      (d) Each Lender may sell participations in minimum amounts of $10,000,000 to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in
Article III and the right of set-off contained in Section 3.5, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers increasing or decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending the maturity date or any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note or increasing the Aggregate Commitment) or modifying the coverage ratio contained in clause (c) of
Section 2.1 or Section 8.10 (or any defined term used therein).

      (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations under this Agreement.

      (f) Any Lender may furnish any information concerning the Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

      SECTION 13.11 AMENDMENTS AND WAIVERS. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article XII or the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); PROVIDED that no such amendment or waiver shall, unless signed by all the Lenders (other than Defaulting Lenders), (i) increase the Commitments of the Lenders, (ii) extend the time of the obligation of the Lenders to make Loans or to issue or participate in Letters of Credit, (iii) reduce the principal of or rate of interest on any Loan or Reimbursement Obligation or any fees or other amounts payable under this Agreement, (iv) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or Reimbursement Obligation or any fees or other amounts payable hereunder or for termination of any Commitment, (v) change the percentage of the Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders, the Administrative Agent or any of them to take any action under this Section or any other provision of this Agreement, (vi) release any Guarantor, (vii) modify any provision of Article IX or Section 8.10 (or any defined term used therein), (viii) modify the provisions of Section 10.1(d) including any of the defined terms in Section 10.1(d), or (ix) modify the provisions of Section 10.3, this Section 13.11, the definition of Required Lenders, or any provision of any Loan Document which, by its terms, requires the consent, approval or satisfaction of all Lenders or each Lender, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of Article IIA shall be made without the written consent of the Issuing Lender. The Issuing Lender shall not, without the prior consent of all the Lenders, issue any Letter of Credit if, after giving effect to such issuance, (a) the Letter of Credit Obligations would exceed the L/C Commitment or (b) the sum of the aggregate principal amount of all outstanding Loans and Letter of Credit Obligations would exceed the Aggregate Commitment. No amendment or waiver of Section 2.3(d) shall be effective without the prior written consent of NationsBank.

      SECTION 13.12 PERFORMANCE OF DUTIES. Each Credit Party's obligations under this Agreement and each of the Loan Documents shall be performed by such Credit Party at its sole cost and expense.

      SECTION 13.13 ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

      SECTION 13.14 SURVIVAL OF INDEMNITIES. Notwithstanding any termination of this Agreement, the indemnities to which the Agents and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Agents and the Lenders against events arising after such termination as well as before.

      SECTION 13.15 TITLES AND CAPTIONS. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

      SECTION 13.16 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Agreement or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 13.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

      SECTION 13.18 TERM OF AGREEMENT. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                GOLF  TRUST OF  AMERICA,  L.P.,  a  Delaware
                                limited partnership

                                By: GTA GP,  Inc.,  a Maryland  corporation,
                                its general partner


                                By:
                                    ------------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer and President



[CORPORATE SEAL]                GOLF  TRUST OF  AMERICA,  INC.,  a  Maryland
                                corporation


                                By:
                                    ------------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer and President



[CORPORATE SEAL]                GTA GP, INC., a Maryland corporation


                                By:
                                    ------------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer and President



 [CORPORATE SEAL]               GTA LP, INC., a Maryland corporation


                                By:
                                    ----------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer and President

                                SANDPIPER--GOLF   TRUST,   LLC,   a  Delaware
                                limited liability company

                                By: Golf Trust of America, L.P., as Manager
                                By: GTA GP, Inc., its General Partner


                                By:
                                    ----------------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------


 [CORPORATE SEAL]               SANDPIPER GTA DEVELOPMENT, INC.


                                By:
                                    --------------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

                                NATIONSBANK, N.A., as Administrative Agent and Lender



                                By:
                                    ----------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

                                BANKBOSTON, N.A., as Documentation Agent and Lender



                                By:
                                    ----------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

                                FIRST UNION  NATIONAL  BANK, as  Syndication
                                Agent and Lender



                                By:
                                    ----------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

                                CREDIT LYONNAIS NEW YORK BRANCH, as Lender



                                By:
                                    ----------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

                                SOCIETE   GENERALE,   SOUTHWEST  AGENCY,  as
                                Lender



                                By:
                                    ----------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

                   SCHEDULE 1: LENDERS AND COMMITMENTS

                                                              COMMITMENT
                                                            AND COMMITMENT
LENDER                                                        PERCENTAGE
------                                                        ----------
NationsBank N.A.                                            $75,000,000
2501 Oak Street, 2nd Floor                                        37.5%
Myrtle Beach, South Carolina  29577-0807
Attention:  Dale Zeglin
Telephone No.:    (803) 946-3259
Telecopy No.:     (803) 946-3211

First Union National Bank                                   $40,000,000
301 South College Street NC0166                                   20.0%
Charlotte, North Carolina  28288
Attention:  Cindy Bean
Telephone No.:    (704) 383-7534

BankBoston, N.A.                                            $40,000,000
115 Perimeter Center Place, N.E.                                  20.0%
Suite 500
Atlanta, Georgia  30346
Attention:  Michael Doss
            Assistant Vice President
Telephone No.:    (770) 390-6541

Credit Lyonnais New York Branch                             $25,000,000
1301 Avenue of the Americas                                       12.5%
18th Floor
New York, New York  10019-6022
Attention:  Jan Hazelton
            Vice President
Telephone No.:    (212) 261-3723

Societe Generale, Southwest Agency                          $20,000,000
2001 Ross Avenue                                                  10.0%
Suite 4900
Dallas, Texas  75201
Attention:  Craig Sayers
            Associate
Telephone No.:    (214) 979-2731

                                   EXHIBIT A
                                      to
                     Amended and Restated Credit Agreement
                          Dated as of March 31, 1999
                                 by and among
                   Golf Trust of America, L.P., as Borrower,
                         the Guarantors party thereto,
                          the Lenders party thereto,
          NationsBank, N.A., as Administrative Agent for the Lenders,
 NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book Manager,
                First Union National Bank, as Syndication Agent
                                     and
                   BankBoston, N.A., as Documentation Agent



                                 FORM OF NOTE
                                 ------------


$__________________                                         March 31, 1999




      FOR VALUE RECEIVED, the undersigned, GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to _____________________________ ($__________), or, if less, the aggregate unpaid principal amount of all Extensions of Credit disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of the Credit Agreement.

      This Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement, dated as of March 31, 1999 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto, the lenders (including the Bank) who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

      The Borrower agrees to pay on demand, in accordance with the terms of the Credit Agreement, all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

      Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

      THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

      The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer of its General Partner, all as of the day and year first above written.


                                    GOLF TRUST OF AMERICA, L.P.
[CORPORATE SEAL]                    By:   GTA GP, Inc., its General Partner


                                    By:
                                          -------------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President

                                   EXHIBIT B
                                      to
                     Amended and Restated Credit Agreement
                          Dated as of March 31, 1999
                                 by and among
                   Golf Trust of America, L.P., as Borrower,
                         the Guarantors party thereto,
                          the Lenders party thereto,
          NationsBank, N.A., as Administrative Agent for the Lenders,
 NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book Manager,
                First Union National Bank, as Syndication Agent
                                      and
                   BankBoston, N.A., as Documentation Agent


                          FORM OF NOTICE OF BORROWING
                          ---------------------------


NationsBank, N.A.
Commercial Banking
2501 Oak Street, 2nd Floor
Myrtle Beach, South Carolina  29577-0807

Attention:  Dale C. Zeglin

Ladies and Gentlemen:

      This irrevocable Notice of Borrowing is delivered to you by Golf Trust of America, L.P. (the "Borrower") under Section 2.2(a) of the Amended and Restated Credit Agreement, dated as of March 31, 1999 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto, the lenders who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent.

      1. The Borrower hereby requests that the Lenders make a [Eurodollar] [Base Rate] Loan in the aggregate principal amount of ___________________ (the "Loan").(1)

      2. The Borrower hereby requests that the Loan be made on the following Business Day: _____________________.(2)


--------------------
(1) Complete with an amount in compliance with Section 2.2(a) of the Credit Agreement.

(2) This date should be no earlier than two (2) Business Days after delivery of this Notice for a Base Rate Loan and no earlier than three (3) Business Days after delivery of this Notice for a Eurodollar Loan.

      3. $________________ of the Loan shall be used to finance the purchase of golf courses and $________________ of the Loan proceeds shall be used for working capital and general corporate requirements.

      4. The principal amount of all Extensions of Credit outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

      5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

      6. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


      IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing this ____ day of ______________, ______.


                                    GOLF TRUST OF AMERICA, L.P.
                                    By:   GTA GP, Inc., its General Partner


                                    By:
                                          -------------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President

                                   EXHIBIT C
                                      to
                     Amended and Restated Credit Agreement
                          Dated as of March 31, 1999
                                 by and among
                   Golf Trust of America, L.P., as Borrower,
                         the Guarantors party thereto,
                          the Lenders party thereto,
          NationsBank, N.A., as Administrative Agent for the Lenders,
 NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book Manager,
                First Union National Bank, as Syndication Agent
                                      and
                   BankBoston, N.A., as Documentation Agent


                          FORM OF NOTICE OF REPAYMENT
                          ---------------------------


NationsBank, N.A.
Commercial Banking
2501 Oak Street, 2nd Floor
Myrtle Beach, South Carolina  29577-0807

Attention:  Dale C. Zeglin

Ladies and Gentlemen:

      This irrevocable Notice of Repayment is delivered to you by Golf Trust of America, L.P. (the "Borrower"), under Section 2.3(c) of the Amended and Restated Credit Agreement, dated as of March 31, 1999 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto, the lenders who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent") , First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent.

      1. The Borrower hereby provides notice to the Administrative Agent that the Borrower shall repay the Loans in the following amount: _______________.

      2. Such Loan(s) to be repaid are [Base Rate] [Eurodollar] Loan(s).

      3. The Borrower shall repay such Loan(s) on the following Business Day:
_______________.(1)


--------------------
(1) This date should be no earlier than three (3) Business Days after the delivery of this Notice.

      4. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Repayment this ____ day of ______________ ,____ .

                                    GOLF TRUST OF AMERICA, L.P.
                                    By:   GTA GP, Inc., its General Partner


                                    By:
                                          -------------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President

                                   EXHIBIT D
                                      to
                     Amended and Restated Credit Agreement
                          Dated as of March 31, 1999
                                 by and among
                   Golf Trust of America, L.P., as Borrower,
                         the Guarantors party thereto,
                          the Lenders party thereto,
          NationsBank, N.A., as Administrative Agent for the Lenders,
 NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book Manager,
                First Union National Bank, as Syndication Agent
                                      and
                   BankBoston, N.A., as Documentation Agent



                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                   -----------------------------------------


NationsBank, N.A.
Commercial Banking
2501 Oak Street, 2nd Floor
Myrtle Beach, South Carolina  29577-0807

Attention:  Dale C. Zeglin

Ladies and Gentlemen:

      This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you by Golf Trust of America, L.P. (the "Borrower") under Section
3.2 of the Amended and Restated Credit Agreement, dated as of March 31, 1999 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Guarantors party thereto, the lenders referred to therein (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent.

      1. This Notice of Conversion/Continuation is submitted for the purpose of:
(Complete applicable information.)

            (a) [Converting] [continuing] a ___________ Loan [into] [as] a ____________ Loan.(1)


--------------------
(1) Deletethe bracketed language and insert "Base Rate", or "Eurodollar", as applicable, in each blank.

            (b) The aggregate outstanding principal balance of such Loan is $_______________.

            (c) The last day of the current Interest Period for such Loan is ___________.(2)

            (d) The principal amount of such Loan to be [converted] [continued] is $_______________.(3)

            (e) The requested effective date of the [conversion] [continuation] of such Loan is _______________.(4)

       2. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Loan requested herein.

       3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


      IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation this ____ day of _______________ ,_____.


                                    GOLF TRUST OF AMERICA, L.P.
                                    By:   GTA GP, Inc., its General Partner


                                    By:
                                          -------------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President


--------------------
(2)  Insert applicable date for any Eurodollar Loan being converted or continued
(3)  Complete with an amount in compliance with Section 3.2 of the Credit
     Agreement
(4) This date should be at least three (3) Business Days after the delivery of this Notice.

                                   EXHIBIT E
                                      to
                     Amended and Restated Credit Agreement
                          Dated as of March 31, 1999
                                 by and among
                   Golf Trust of America, L.P., as Borrower,
                         the Guarantors party thereto,
                          the Lenders party thereto,
          NationsBank, N.A., as Administrative Agent for the Lenders,
 NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book Manager,
                First Union National Bank, as Syndication Agent
                                      and
                   BankBoston, N.A., as Documentation Agent


                   FORM OF OFFICER'S COMPLIANCE CERTIFICATE
                   ----------------------------------------


      The undersigned, on behalf of GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership (the "Borrower"), and each of the Guarantors party to the Credit Agreement referred to below (each a "Guarantor" and, together with the Borrower, the "Credit Parties"), hereby certify to the Administrative Agent and Lenders as follows:

      1. This Officer's Compliance Certificate is delivered to you pursuant to
Section 7.2 of the Amended and Restated Credit Agreement, dated as of March 31, 1999 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Guarantors, the lenders who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as the Administrative Agent for the Lenders, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      2. Each of the undersigned has reviewed the financial statements of the Credit Parties dated as of ____________,199_ and for the fiscal quarter then ended (the "Reference Date") and such statements fairly present the financial condition of the Credit Parties as of the dates indicated and the results of its operations and cash flows for the period indicated.

      3. Each of the undersigned has reviewed the terms of the Credit Agreement, the Notes and the related Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and the condition of the Credit Parties during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor does any of the undersigned have any knowledge of the existence of any such condition or event as at the date of this Certificate.

      4. The Applicable Margin is ___% as shown on SCHEDULE 1.

      5. The Credit Parties are in compliance with the covenants contained in
Article IX of the Credit Agreement as shown on SCHEDULE 2 and the Credit Parties are in compliance with the other covenants and restrictions contained in Articles VIII and X of the Credit Agreement.

      6. The Gross Golf Revenues of each Seasoned Eligible Property for the two-quarter period ending on the Reference Date are at least 85% of the Gross Golf Revenues of such Seasoned Eligible Property for the same two-quarter period during the immediately preceding year, as shown on SCHEDULE 3.

      7. No operator of any Eligible Property is more than thirty days delinquent in its required payments to the Borrower under the related Participating Lease or any other relevant agreement between such operator and the Borrower.

      8. The aggregate outstanding amount of loans permitted under Section 10.4(e) of the Credit Agreement PLUS other funds of Borrower utilized at any one time for the construction of improvements to golf course properties as permitted under Section 10.11 of the Credit Agreement, exclusive of funds used to construct the renovations and improvements to the Sandpiper Golf Course, is $__________________, which amount does not exceed 10% of Total Assets.

      WITNESS the following signatures as of ________________, 1999.


                                    GOLF TRUST OF AMERICA, L.P.
                                    By:   GTA, GP, Inc., its general partner


                                    By:
                                          -----------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President


                                    GOLF TRUST OF AMERICA, INC.


                                    By:
                                          -----------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President


                                    GTA GP, INC.


                                    By:
                                          -----------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President

                                    GTA LP, INC.


                                    By:
                                          -----------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer and President


                                    SANDPIPER--GOLF TRUST, LLC


                                    By:
                                          ----------------------------------
                                          Name:
                                                ----------------------------
                                                Manager


                                    SANDPIPER GTA DEVELOPMENT, INC.


                                    By:
                                          ----------------------------------
                                          Name:
                                                ----------------------------
                                          Title:
                                                ----------------------------

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate



                       DETERMINATION OF APPLICABLE MARGIN

      SENIOR DEBT RATING.

      1. Moody's Rating:                                   ______

      2. S&P Rating:                                       ______

      3. Lower of S&P and Moody's:                         ______

      IF LINE 3 IS BBB/Baa2 OR HIGHER, APPLICABLE MARGIN =  1.25%

      IF LINE 3 IS BBB-/Baa3, APPLICABLE MARGIN =           1.35%

      IF LINE 3 IS BELOW BBB-/Baa3,OR IF NO RATING EXISTS, APPLICABLE MARGIN
      SHALL BE DETERMINED BY REFERENCE TO THE LEVERAGE RATIO AS OF EACH FISCAL
      QUARTER END, AS FOLLOWS:

            LEVERAGE RATIO                APPLICABLE MARGIN PER ANNUM
            --------------                ---------------------------
            Greater than or equal to                         2.00%
            .50 to 1.00

            Greater than or equal to                         1.75%
            .375 to 1.00 but less than
            .50 to 1.00

            Less than .375 to 1.00                           1.50%



                                      E-4




                                   Schedule 2
                                       to
                        Officer's Compliance Certificate


                        DETERMINATION OF COMPLIANCE WITH
                               FINANCIAL COVENANTS

A.    MINIMUM TANGIBLE NET WORTH

      1. The sum of the following as of the immediately preceding fiscal quarter end:

            a.    $250,000,000                              $250,000,000

            b.    PLUS 80% of aggregate net cash proceeds
                  from the issuance of or offering of
                  capital stock after the Closing Date      $ __________

            c.    Minimum Tangible Net Worth
                  (add lines 1.a and 1.b)                   $ __________

      2.    Actual Tangible Net Worth
            as of such date                                 $ __________

B.    MAXIMUM LIABILITIES TO ASSETS RATIO

      1.    Total Liabilities as of the immediately
            preceding fiscal quarter end                    $ __________

      2.    Total Assets as of the immediately
            preceding fiscal quarter end                    $ __________

      3.    Ratio of Total Liabilities to Total Assets
            (divide line 1 by line 2)                         __________

      4.    Maximum Permitted Ratio                           0.55 to 1.00


C.    MINIMUM INTEREST COVERAGE RATIO

      1.    EBITDA for the immediately preceding quarter    $ __________

      2.    Interest Expense for
            such quarter                                    $ __________


                                      E-5



      3.    Interest Coverage Ratio
            (divide line 1 by line 2)                         __________

      4.    Minimum Interest Coverage Ratio                   2.50 to 1.00


D.    MINIMUM DEBT SERVICE COVERAGE RATIO

      1.    EBITDA for the immediately preceding quarter    $ __________

      2.    Debt Service for such quarter

            a.    Interest Expense for
                  such quarter                              $ __________

            b.    PLUS, principal payments of Debt
                  for such quarter                          $ __________

            c.    Debt Service (add lines 2.a and 2.b)      $ __________

      3.    Debt Service Coverage Ratio
            (divide line 1 by line 2.c)                     ____________

      4.    Minimum Debt Service Coverage Ratio             2.00 to 1.00


E.    MINIMUM FIXED CHARGE COVERAGE RATIO

      1.    EBITDA for the immediately preceding quarter    $ __________

      2.    Fixed Charges for such quarter                  $ __________

      3.    Fixed Charge Coverage Ratio
            (divide line 1 by line 2)                       __________

      4.    Minimum Fixed Charge Coverage Ratio             1.50 to 1.00

                                   Schedule 3
                                       to
                        Officer's Compliance Certificate



                        DETERMINATION OF COMPLIANCE WITH
                           GROSS GOLF REVENUE STANDARD

                   Gross Golf Revenues for    Gross Golf Revenues for
Eligible Property  Current 2-Quarter Period   For Period From Prior Year   % Change
-----------------  ------------------------   --------------------------   --------








                                    EXHIBIT F
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent


                        FORM OF ASSIGNMENT AND ACCEPTANCE


      Reference is made to the Amended and Restated Credit Agreement dated as of March 31, 1999 (as amended, restated or otherwise modified, the "Credit Agreement") among Golf Trust of America, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors party thereto, the Lenders (as defined in the Credit Agreement), NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

      The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

      1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations of Assignor under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

      2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that the Administrative

Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

      3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.13 of the Credit Agreement.

      4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1.

      5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

      7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

      8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

      Percentage interest assigned:                   _______%

      Assignee's Commitment:                          $ ____________

      Aggregate outstanding principal amount
        of Loans assigned:                            $ ____________

      Principal amount of Note payable to Assignee:   $ ____________

      Principal amount of Note payable to Assignor:   $ ____________

      Effective Date (if other than date
            of acceptance by Agent):    ____________ , _____________(1)


                                    [NAME OF ASSIGNOR], as Assignor

                                    By: ________________________
                                    Title: _____________________

                                    Dated: _________________, 19___


                                    [NAME OF ASSIGNEE], as Assignee

                                    By: ____________________
                                    Title: _________________

                                    Domestic Lending Office: ______________
                                    Eurodollar Lending Office: ____________

-----------------
(1) This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

Accepted and Approved
this ____ day of ___________________, ___________

NATIONSBANK, N.A.


By:   _________________________
      Name:  __________________
      Title: __________________

                                    EXHIBIT G
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent



                           FORM OF GUARANTY SUPPLEMENT



      GUARANTY SUPPLEMENT, dated as of __________, (the "Supplement"), made by [INSERT NAME OF NEW GUARANTOR], a ____________________ (the "New Guarantor"), in favor of NATIONSBANK, N.A., as Administrative Agent, under the Credit Agreement (as defined below) for the ratable benefit of itself and the Lenders.

      1. Reference is hereby made to the Guaranty (as amended, restated, or otherwise modified, the "Guaranty") set forth in Article IV of the Amended and Restated Credit Agreement (as amended, restated or otherwise modified, the "Credit Agreement") dated as of March 31, 1999, between Golf Trust of America, L.P. as Borrower, the Guarantors party thereto, the lenders who are or may become party thereto (the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent. This Supplement supplements the Guaranty, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Credit Agreement.

      2. The New Guarantor hereby agrees to unconditionally guarantee to the Administrative Agent for the ratable benefit of itself, the Lenders and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Guaranteed Obligations to the same extent and upon the same terms and conditions as are contained in the Guaranty.

      3. The New Guarantor hereby agrees that it is a party to the Credit Agreement and the Guaranty as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Guarantor agrees that the "Guaranty" as used therein or in any other Loan Documents shall mean the Guaranty as supplemented hereby.

      4. The New Guarantor hereby acknowledges it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.


      IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.


[CORPORATE SEAL]                          [INSERT NAME OF NEW GUARANTOR]


                                          By: _____________________________
                                          Name:  ___________________________
                                          Title: ___________________________

                                    EXHIBIT H
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent


                       FORM OF POOL VALUATION CERTIFICATE


                    Effective Date: ________________________

      Eligible Property                                     Property Value
      ----------------                                      --------------










      Unsecured Debt of all Credit Parties                  $ ____________

      Outstanding Obligations (after giving                 $ ____________
      Effect to any requested Loan or issuance of
      Letter of Credit)

      Total                                                 $ ____________

            POOL VALUE  =      _____ %
            Total Unsecured Debt

      (Pool Value must be equal to or greater than 1.75% of the unsecured Debt of all Credit Parties.)

This Certificate is furnished to the Administrative Agent in accordance with the Credit Agreement dated March 31, 1999 (the "Credit Agreement") between Golf Trust of America, L.P., the Guarantors party thereto, the Lenders party thereto, NationsBank, N.A. as Administrative Agent, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. The undersigned certifies that the Property Values set forth above were determined in accordance with Section 8.10(b) of the Credit Agreement and are correct as of the date of this Certificate.

This Pool Valuation Certificate is made and delivered this _____ day of _____________, 19___.

                                GOLF TRUST OF AMERICA, L.P., a Delaware
                                limited partnership

                                By:  GTA, GP, Inc., a Maryland
                                     corporation, its general partner


                                By:  ________________________________
                                     Name: __________________________
                                     Title: _________________________

                                    EXHIBIT I
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                              FORM OF "K-1" REPORT

                                   EXHIBIT J-1
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent



                          FORM OF NEW LENDER SUPPLEMENT

      THIS NEW LENDER SUPPLEMENT dated as of the ___ day of ________, ______ (this "New Lender Supplement"), to the Agreement referred to below is entered into by and among GOLF TRUST OF AMERICA, L.P. (the "Company"), NATIONSBANK, N.A., as Administrative Agent (the "Administrative Agent") and
_________________________ (the "New Lender").

                              STATEMENT OF PURPOSE

      The Company is the Borrower under the Amended and Restated Credit Agreement dated as of March 31, 1999 (as supplemented hereby and as further amended, supplemented or otherwise modified, the "Credit Agreement"), among the Company, the Guarantors party thereto, the Lenders, the Administrative Agent, First Union National Bank, as Syndication Agent and Boston, N.A., as Documentation Agent.

      Pursuant to Section 2.6 of the Credit Agreement, the Borrower is entitled to increase the total amount of the Aggregate Commitment thereunder by accepting the offer of any Person (other than a Lender) constituting an Eligible Assignee to become a New Lender thereunder. Pursuant to such Section the New Lender, Borrower and Administrative Agent hereby agree that the New Lender shall be a Lender under the Credit Agreement and in connection therewith execute this New Lender Supplement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

      SECTION 1.  JOINDER OF NEW LENDER.

      (a) JOINDER. Pursuant to Section 2.6 of the Credit Agreement, the New Lender hereby agrees that it is a Lender under the Credit Agreement as if a signatory thereto on the Closing Date, and the New Lender shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. The New Lender


                                     J1-1
hereby agrees that each reference to a "Lender" or the "Lenders" in the Credit Agreement shall include the New Lender. The New Lender acknowledges that it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.

      (b) COMMITMENT ADJUSTMENT. If any Loans are outstanding on the date hereof, the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such loans reflects the Commitment Percentages of the Lenders after giving effect to the joinder of the New Lender pursuant to this New Lender Supplement and any increase in the Aggregate Commitment pursuant hereto. The Credit Agreement is hereby amended to reflect the increase in the Aggregate Commitment of the Lenders in accordance with the terms of this New Lender Supplement.

      (c) UPDATED SCHEDULE. Attached hereto is an updated SCHEDULE 1 to the Credit Agreement revised to include the joinder of The New Lender as a Lender and its Commitment thereunder and the corresponding increase in the total amount of the Aggregate Commitment. The Credit Agreement is hereby amended to add
SCHEDULE 1 hereto in place of Schedule 1 to the Credit Agreement.

      (d) LETTERS OF CREDIT. If any Letters of Credit are outstanding on the date hereof, the Administrative Agent shall make appropriate arrangements so that, after giving effect to the joinder of the New Lender contemplated hereby, each Lender's Letter of Credit Obligations are equal to such Lender's Commitment Percentage of the Letter of Credit Obligations of all the Lenders. In its capacity as an L/C Participant under the Credit Agreement, the New Lender hereby purchases a participation in all Letters of Credit in accordance with Section 2A.4 of the Credit Agreement.

      SECTION 2.  REPRESENTATIONS AND WARRANTIES.

      (a) BORROWER. The Borrower hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

      (b) NEW LENDER. The New Lender hereby represents and warrants that it is an Eligible Assignee.

      SECTION 3.  GENERAL PROVISIONS.

      (a) LIMITED EFFECT. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.


                                     J1-2

      (b) COSTS AND EXPENSES. The Borrower hereby agrees to pay or reimburse the Administrative Agent for all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

      (c) COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      (d) DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

      (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

      IN WITNESS WHEREOF the undersigned have duly executed this Increasing Lender Supplement as of the date first above written.


                                   GOLF TRUST OF AMERICA, L.P.
[CORPORATE SEAL]

                                   By: ____________________________________
                                   Name:  _________________________________
                                   Title: _________________________________


                                   NATIONSBANK, N.A.,
                                    as Administrative Agent


                                   By: _____________________________________
                                   Name:  __________________________________
                                   Title: __________________________________


                                   [NEW LENDER]
[CORPORATE SEAL]


                                   By: _____________________________________
                                   Name:  __________________________________
                                   Title: __________________________________


                                     J1-3

                                   EXHIBIT J-2
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent


                         COMMITMENT INCREASE SUPPLEMENT

      This Commitment Increase Supplement, dated as of the    day of          ,
199 (this "Commitment Increase Supplement"), to the Credit Agreement referred to below is entered into by and among GOLF TRUST OF AMERICA, L.P. (the "Company"), a limited partnership formed under the laws of Delaware, NATIONSBANK, N.A., as Administrative Agent (the "Administrative Agent") and
                (the "Increasing Lender").

                              STATEMENT OF PURPOSE

      The Company is the Borrower under the Amended and Restated Credit Agreement dated as of March 31, 1999 (as supplemented hereby and as further amended, supplemented or otherwise modified, the "Credit Agreement"), among the Company, the Guarantors party thereto, the Increasing Lender, the other Lenders party thereto, the Administrative Agent, First Union National Bank, as Syndication Agent and BankBoston, N.A., as Documentation Agent.

      Pursuant to Section 2.6 of the Credit Agreement, the Borrower is entitled to increase the Aggregate Commitment thereunder by accepting the offer of a Lender to increase its Commitment thereunder. Pursuant to such Section the Increasing Lender, the Borrower and the Administrative Agent hereby agree that the Commitment of the Increasing Lender under the Credit Agreement shall be increased as set forth herein and in connection therewith execute this Commitment Increase Supplement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

      SECTION 1.  COMMITMENT INCREASE.

      (a) COMMITMENT INCREASE. Pursuant to Section 2.6 of the Credit Agreement, the Increasing Lender hereby agrees that its Commitment under the Credit Agreement shall be


                                     J2-1
increased to $ _______________.

      (b) COMMITMENT ADJUSTMENT. If any Loans are outstanding on the date hereof, the Administrative Agent shall make such transfer of funds as are necessary in order that the outstanding balance of such Loans reflects the Commitment Percentages of the Lenders after giving effect to the increase in the Commitment of the Increasing Lender and the corresponding increase in the Aggregate Commitment pursuant hereto. The Credit Agreement is hereby amended to reflect the increase in the Aggregate Commitment and Commitment of the Lenders in accordance with the terms of this New Lender Supplement.

      (c) UPDATED SCHEDULE. Attached hereto is an updated SCHEDULE 1 to the Credit Agreement revised to include the increase in the Increasing Lender's Commitment thereunder and the corresponding increase in the Aggregate Commitment. The Credit Agreement is hereby amended to add SCHEDULE 1 hereto in place of Schedule 1 to the Credit Agreement.

      (d) LETTERS OF CREDIT. If any Letters of Credit are outstanding on the date hereof, the Administrative Agent shall make appropriate arrangements so that, after giving effect to the increase in the Commitment of the Increasing Lender's Commitment contemplated hereby, each Lender's Letter of Credit Obligations are equal to such Lender's Commitment Percentage of the Letter of Credit Obligations of all the Lenders.

      SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct in all material respects as of the date hereof and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

      SECTION 3.  GENERAL PROVISIONS.

      (a) LIMITED EFFECT. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

      (b) COSTS AND EXPENSES. The Borrower hereby agrees to pay or reimburse the Administrative Agent for all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

      (c) COUNTERPARTS. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                                     J2-2

      (d) DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

      (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.


      IN WITNESS WHEREOF the undersigned have duly executed this Commitment Increase Supplement as of the date first above written.

                                   GOLF TRUST OF AMERICA, L.P.
[CORPORATE SEAL]
                                   By: _____________________________________
                                   Name:  __________________________________
                                   Title: __________________________________


                                   NATIONSBANK, N.A.,
                                    as Administrative Agent


                                   By: _____________________________________
                                   Name:  __________________________________
                                   Title: __________________________________


                                   [INCREASING LENDER]
[CORPORATE SEAL]


                                   By: _____________________________________
                                   Name:  __________________________________
                                   Title: __________________________________


                                     J2-3

                                    EXHIBIT K
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent


                       FORM OF LESSOR'S ESTOPPEL AGREEMENT

                                   SCHEDULE 1
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                             LENDERS AND COMMITMENTS

                                 SCHEDULE 6.1(a)
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                                 QUALIFICATIONS

                                 SCHEDULE 6.1(b)
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                                 CAPITALIZATION

                                 SCHEDULE 6.1(h)
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                             EMPLOYEE BENEFIT PLANS

                                 SCHEDULE 6.1(l)
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                               MATERIAL CONTRACTS

                                 SCHEDULE 6.1(q)
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent

                                      LIENS

                                 SCHEDULE 6.1(r)
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent


                         DEBT AND CONTINGENT OBLIGATIONS

                                  SCHEDULE 8.10
                                       to
                      Amended and Restated Credit Agreement
                           Dated as of March 31, 1999
                                  by and among
                    Golf Trust of America, L.P., as Borrower,
                          the Guarantors party thereto,
                           the Lenders party thereto,
           NationsBank, N.A., as Administrative Agent for the Lenders,
      NationsBanc Montgomery Securities LLC, as Sole Lead Arranger and Book
                                    Manager,
                 First Union National Bank, as Syndication Agent
                                       and
                    BankBoston, N.A., as Documentation Agent


                                UNENCUMBERED POOL
                 (LIST OF PROPERTIES AND PROPERTY VALUE OF EACH)



      ELIGIBLE PROPERTY                                     PROPERTY VALUE